       Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                IDEN(R) INFRASTRUCTURE EQUIPMENT SUPPLY AGREEMENT

This Agreement ("Agreement" or "Equipment Agreement") is between Motorola, Inc., a Delaware corporation, by and through its Network Solutions Sector, Customer
Solutions Group with offices at 1301 East Algonquin Road, Schaumburg, Illinois
60196 ("Motorola", which term shall also mean, where the context requires, Motorola subsidiaries or subcontractors involved in providing services or materials for this Agreement) and Nextel International, Inc. a company with offices at 2001 Edmund Halley Drive Reston Virginia 20191 "Nextel International" and [See schedule Item 1 ], a company with offices at [See schedule Item 2 ]
("Customer").

RECITALS:

Customer or its Affiliates have certain rights to use certain electromagnetic radio frequencies licensed by the "Spectrum Regulatory Agency" and employs or intends to employ such frequencies to operate iDEN Systems in the "Area" defined below in Section 1.

Customer shall purchase and Motorola shall sell iDEN Systems pursuant to the terms and conditions of this Agreement.

The Exhibits to this Agreement are incorporated by reference into the Agreement.

Motorola and Customer previously entered into a subscriber agreement, as subsequently amended, for the sale by Motorola and purchase by Customer of Subscriber equipment for use on the Systems (the "Subscriber Agreement").

AGREEMENT:

Now therefore, in consideration of the mutual obligations herein contained, the parties agree as follows:

1.0     DEFINITIONS

        Capitalized terms used in this Agreement and the Exhibits shall have the following meanings:

        ACCEPTANCE TEST PLAN

        The Acceptance Test Plan (ATP) is the plan in a Project Agreement or
        Motorola Quotation for testing a new System or System Expansion. The ATP consists of specific

------------------

(R)Registered U.S Patent & Trademark Office.

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Motorola/Nextel International/[See schedule Item 3 ]              1               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        tests mutually agreed upon and selected from the Generic Acceptance Test
        Plan (GATP) provided in Exhibit "C."

        AFFILIATE

        All wholly owned and majority owned and controlled affiliates of Customer that operate solely in a country where the Customer operates.

        AREA

        The geographic area of any of the metropolitan market areas throughout
        [See schedule Item 3 ].

        CHANGE ORDER

        Any change agreed to in writing, by Customer and Motorola, that modifies the type or quantity of Services set forth in a "Purchase Order" or "Project Agreement", which terms are defined in Section 2.4.

        COMMERCIAL SERVICE

        The point at which Customer has the beneficial use of the System or any when portion thereof is functional and operative. Beneficial use shall be defined as when the System has one or more Subscribers, other than Subscribers specifically connected as part of a test program.

        CONDITIONAL ACCEPTANCE AND FINAL ACCEPTANCE

        Conditional Acceptance of a System shall occur as follows:

        With respect to new Systems, Conditional Acceptance shall occur at the first of the following: (1) commencement of Commercial Service of the product purchased, or (2) satisfactory completion of the ATP, which satisfactory completion shall be evidenced by a notice signed by a Customer and which notice shall not be unreasonably withheld. Final
        Acceptance shall occur and be evidenced by a notice signed by Customer when Conditional Acceptance and substantially all Punchlist items have been resolved.

        With respect to Expansion Product, in the event Customer purchases
        Installation and Integration Services, including an ATP, from a Motorola in-country subsidiary prior to the date of shipment, Conditional and Final Acceptance shall occur in the same manner as

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Motorola/Nextel International/[See schedule Item 3 ]              2               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        provided in the "Conditional Acceptance and Final Acceptance" definition above with respect to the System.

        For Expansion Product, Equipment or Software purchased without
        Installation and Integration Services from a Motorola in-country subsidiary, the Conditional Acceptance and Final Acceptance provisions in this Section will not apply and such Expansion Product, Equipment or Software will be invoiced for [*] of its invoiced value upon shipment.
        Motorola will warrant the functional operation of Equipment and Software purchased without Motorola in-country subsidiary installation and integration assistance per Section 8.7 so long as such Equipment and Software is installed by the Customer in accordance with Motorola hardware configuration and datafill guidelines.

        CONFIDENTIAL INFORMATION

        Software, Documentation, Interfaces, and Specifications and information transferred pursuant to this Agreement which may include, without implied limitation, formulas, processes, designs, photographs, plans, samples, equipment, equipment performance reports, Subscriber lists, pricing information, studies, findings, inventions, ideas, drawings, schematics, sketches, specifications, parts lists, technical data, databases, software in any form, flow charts, algorithms and other business and technical information. The parties shall use reasonable effort to mark all confidential information as confidential or proprietary. Excluded from Confidential Information is that which (i) the recipient had in its possession without confidential limitation prior to disclosure, (ii) which is independently developed by the recipient, (iii) which is known or becomes known to the general public without breach of this Agreement, or (iv) which is received rightfully and without confidential limitation by the recipient from a third party.
        Confidential Information shall be subject to the requirements of Section
        12 of this Agreement.

        DOCUMENTATION

        The documentation described in Exhibit "H".

        EQUIPMENT

        Goods, hardware, and products (other than Software) contained in the Price Book or in a Project Agreement or Motorola Quotation which are supplied by or through Motorola to be used in conjunction with and as part of an iDEN System.

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Motorola/Nextel International/[See schedule Item 3 ]              3               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        EXPANSION PRODUCT

        All Fixed Network Equipment, Software, and other products and services purchased from Motorola to add to or expand a System.

        FCA

        When used herein shall be as defined in Incoterms 1990. Motorola shall deliver to Customer's carrier at a manufacturing site or Motorola facility.

        FIXED NETWORK EQUIPMENT - FNE

        "FNE" shall mean Motorola supplied Equipment integral to the iDEN
        System, including the following major components: [*] Equipment which is not integral to the Sites, such as antennas, transmission line, and combining equipment (currently not supplied by Motorola), is excluded from FNE, as are Subscriber Units.

        iDEN

        iDEN is the trademark for Motorola's advanced integrated digital enhanced network containing the radio-telephone and dispatch communications system that is described in Exhibit "B".

        IMPLEMENTATION SCHEDULE

        The schedule set forth in the Project Agreement or Motorola Quotation for the System or System Expansion.

        INITIAL PROGRAM LOAD (IPL)

        The Initial Program Load (IPL) Software is delivered with the System or
        System Expansion, shall be the most current version of iDEN Software that is in general release and includes the most current Software necessary to support all major subsystems or components of the iDEN
        System as identified in the Price Book, Project Agreement or Motorola
        Quotation. A license fee for the System IPL is identified in the Price
        Book. Exhibit "N" hereto sets forth alternate IPL license fees that may be elected by Customer, in whole but not in part, if Customer meets the qualifications set forth therein.

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
Motorola/Nextel International/[See schedule Item 3 ]              4               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        INTERCONNECT CARRIER

        Any local exchange carrier, inter-exchange carrier, or reseller of local or inter-exchange service that is connected to a System.

        INTERCONNECT FACILITIES

        The medium connecting the iDEN Network Interconnect Switch to the public switched telephone network or inter-exchange carrier network of any Interconnect Carrier including termination facilities such as protected termination blocks, end office termination repeaters and Channel Service
        Units to permit direct connection to the System.

        NII AFFILIATES

        The term "NII Affiliates" shall mean collectively the following Nextel
        International majority-owned subsidiaries: (1) Nextel Argentina S.R.L.,
        (2) Nextel Telecomunicacoes Ltda., (3) Nextel de Mexico, S.A. de C.V.,
        (4) Nextel del Peru S.A., (5) NEXTEL Communications Philippines, Inc.,
        (6) the Nextel International Chile affiliate, and (7) the Nextel
        International Uraguay affiliate.

        PRICE BOOK

        Motorola's iDEN(R) Infrastructure Price Book, which is kept by Motorola on the iDEN web site for use in the United States and worldwide, as appropriate, and updated periodically by Motorola.

        PUNCHLIST

        The list, prepared during the ATP and the [*] subsequent to the date of Conditional Acceptance and finalized no later than [*] subsequent to the date of Conditional Acceptance, which sets forth those items, if any, identified by Customer in good faith and agreed to by Motorola (which agreement Motorola shall not unreasonably withhold or delay) where the System or System Expansion or Expansion Product fails to comply with the applicable specifications and performance standards set forth in Exhibit
        "B" and the ATP.

        RF

        Radio Frequency.

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
Motorola/Nextel International/[See schedule Item 3 ]              5               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        SERVICES

        Services shall be as defined in the Price Book or Motorola Quotation.

        SITE

        Each of the physical locations comprising the System, which contains
        FNE, including the geographic location that houses the iDEN mobile switching office equipment.

        SMP

        The Software Maintenance Program defined in Exhibit "E".

        SUBSCRIBER

        A person who uses the System entitling the System operator to revenue.

        SOFTWARE

        The object-code or, in limited cases, source code computer programs furnished by Motorola to Customer for use solely in conjunction with the specific FNE identified in the Price Book, Project Agreement or Motorola
        Quotation and licensed under the terms and conditions of the Software
        License in Exhibit "F".

        SPECTRUM REGULATORY AGENCY

        "Spectrum Regulatory Agency" shall mean the agency of the Government of any country in the Area which is responsible for radio communications administration and regulation.

        SUBSCRIBER UNIT

        Any manufactured and assembled, mobile or portable, iDEN telecommunications unit intended for use by any Subscriber.

        SYSTEM

        A "System" shall be defined as a specified grouping of Equipment, Software and related Services for an MSO, RSO, or CSO supplied by or through Motorola for the construction of a digital mobile network to provide mobile integrated services for a geographic area utilizing the basic iDEN technology platform.

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
Motorola/Nextel International/[See schedule Item 3 ]              6               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        SYSTEM EXPANSION

        A "System Expansion" shall be defined as a specified grouping of Equipment, Software and related Services for modification of an MSO, RSO, or CSO utilizing the basic iDEN technology platform, and supplied by or through Motorola as a single order or a group of related orders which are received by Motorola within thirty (30) days from the date on which Motorola received the first of such related orders, unless otherwise agreed to, having an aggregate minimum purchase price of [*].
        The specific grouping shall be ordered for the modification of the existing design, or to increase the capabilities or capacities of Customer's existing iDEN System.

        SYSTEM INTEGRATION

        "System Integration" shall be as defined in Section 2.2.2(a).

        TECHNICAL DEFINITIONS

        The definitions set forth in Exhibit "B" shall have the same meaning herein.

2.0     SCOPE OF AGREEMENT:  IMPLEMENTATION

        2.1 Customer agrees to purchase/license from Motorola and Motorola agrees to sell/license iDEN Systems, System Expansions, Equipment, Software, and Services at prices set forth in the Price Book or applicable Motorola Quotation. The Price Book may be updated by Motorola periodically, provided that no change shall contradict agreements made herein. The prices for goods and services set forth in the Price Book are set forth in United
               States dollars unless specifically noted to the contrary. All
               Software shall be licensed per the terms and conditions set forth in Exhibit "F". All installation and integration of such iDEN
               Systems, System Expansions, Equipment, and Software performed in
               [See schedule Item 3 ] and the performance of all other services performed in [See schedule Item 3 ] shall be by a Motorola in-country subsidiary at Customer's sole expense. Notwithstanding any other provisions of this Agreement to the contrary, all such services performed in [See schedule Item 3 ] shall be performed by such Motorola in-country subsidiary at Customer's sole expense.

        2.2    System Strategy

               2.2.1  System Integration: Motorola and Customer agree that during the term of this Agreement Motorola will continue
                      to be the only System integrator for Customer's iDEN
                      Systems. "iDEN System Integration" shall include but
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Motorola/Nextel International/[See schedule Item 3 ]              7               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      not be limited to System architectural design, FNE
                      Testing, iDEN standards, etc. All major iDEN switching
                      components that comprise the FNE will be procured through
                      Motorola. The parties agree to continue to work jointly to enhance the iDEN technology by:
                      a) Consulting at [*] and

                      b) Following the Technical Requirement Document ("TRD") process to define new features; and

                      c) [*]

                      d) Pursuing an action plan to attain [*] via changes in System design, System architecture, operational procedures, and other vendors actions; and

                      e) Working to strengthen public awareness of the iDEN brand.

               2.2.2 Vendor Substitution: While the parties will continually search the market for new vendors that can enhance overall iDEN performance, changes in hardware and/or software vendors [*]. If a change in hardware and/or software vendor(s) is at the request of the Customer, then the Customer will be responsible for the extra cost of supporting multiple vendor(s), retrofit of existing
                      Systems, and development costs associated with the introduction of an Alternative iDEN Infrastructure
                      Manufacturer.

        2.3 Motorola and Customer shall each appoint a Program Manager for each project. Each such Project Program Manager shall have the responsibility to make good faith efforts to resolve problems and disputes prior to initiating the dispute resolution procedures set forth in Section 30. Other responsibilities are as follows:

               2.3.1 The responsibilities of the Motorola Program Manager shall include:

                      a.  Serve as the primary Customer contact for the project.

                      b. Serve as the focal point for all Motorola internal plant and field issues.

                      c.  [Intentionally Omitted]

                      d.  Clarify the final definition of all Customer and
                           project requirements.
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
Motorola/Nextel International/[See schedule Item 3 ]              8               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



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        restriction on the Confidentiality Statement.

                      e. Establish a detailed project schedule and oversee accomplishment of project milestones.

                      f.  Establish the project team structure and staffing.

                      g. Establish and maintain project reporting and measurement procedures.

                      h. Meet regularly with Customer's Program Manager to review progress and project issues.

                      i. Facilitate within Motorola Customer's order placement and order acceptance procedures.

               2.3.2 The responsibilities of the Customer Program Manager shall include:

                      a.   Serve as primary Motorola contact for the project.

                      b. Serve as the focal point for all Customer internal and field issues.

                      c. Schedule and oversee accomplishment of project milestones.

                      d. Review and approve accomplishment of project milestones.

                      e. Disseminate project reports and measurement procedures within Customer's organization.

                      f.  Approve all modifications to specifications.

                      g.  Approve and acquire all Sites, notify the Motorola
                          Program Manager of Site availability, and coordinate
                          Motorola's access to the Sites.

                      h. Meet regularly with the Motorola Program Manager to review progress and project issues.

        2.4    Customer shall order Equipment, Software, Services, and System or
               Expansion Product on "Purchase Order(s)", defined below in
               Section 2.4.1, provided however, that any such documents incorporate this Agreement by reference and state that this Agreement supersedes all terms and conditions of such document.
               Purchase Orders shall identify quantities of goods and/or services ordered and shall include shipping dates and/or shipping locations. All prices shall be as set forth in the then current
               Price Book or as specifically provided by Motorola in a

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
Motorola/Nextel International/[See schedule Item 3 ]              9               Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               referenced "Motorola Quotation", defined below in Section 2.4.1.
               For these purposes, the following statement on a Purchase Order document shall suffice as such incorporation by reference and supersession:

                      "All terms and conditions of the Nextel International, Inc./ [See schedule Item 1 ]/ Motorola, Inc. iDEN(R)
                      Infrastructure Equipment Supply Agreement, dated as of
                      June 30, 2000, as amended, shall apply to this purchase order and shall supersede and replace any preprinted or other terms and conditions contained herein."


               Standard Equipment order lead times and installation period shall be as set forth in the Price Book, as modified by Motorola from time to time. If a Purchase Order makes reference to a valid
               Motorola Quotation, such Motorola Quotation shall become incorporated into such Purchase Order when the latter becomes effective. At Customer's request, Motorola shall use commercially reasonable efforts to reduce lead times. If shortening any such lead time requires an extra fee, Motorola shall provide Customer such option.

        2.4.1  Additional Definitions:

               (a)Authorized Signatory. For the purposes of Section 2.4, an
                  "Authorized Signatory" is a person authorized by Customer or by Motorola to execute or acknowledge Purchase Orders, Project
                  Agreements, Motorola Quotations, or amendments thereto. Each party shall provide the other written notice of its respective
                  Authorized Signatories and changes to same.

               (b)Purchase Orders. A "Purchase Order" is a purchase order on a form provided either by Customer or by Motorola, provided that such form contains the preceding requirements for incorporation by reference and supersession. A Purchase Order may be either associated with a "Project Agreement", defined below, or not so associated. A non-associated Purchase Order will be billed [*] upon shipment, with payment due within [*] of such invoice. A Purchase Order in proper form and executed by Customer becomes effective upon acceptance by Motorola pursuant to Motorola's order acknowledgment procedures or other notification. For all Customer purchases, Motorola shall provide acknowledgment to both Customer and Nextel
                  International. If Customer subsequently requests a change to the scope of work required pursuant to a Purchase Order, Motorola may propose additional charges and address schedule impact for such changed scope of work. All Purchase Orders or Change Orders shall be signed by an Authorized Signatory of Customer.

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
Motorola/Nextel International/[See schedule Item 3 ]              10              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               (c)Project Agreements. "Project Agreements" are defined in
                  Exhibit "A". Project Agreements shall identify all Purchase
                  Orders related to the Project Agreement. The Project Agreement is not intended as a reconciliation document, nor is a Project
                  Agreement intended for the purchase of Equipment, Software, and/or Services. If Customer requests changes to the scope of the work required for an executed Project Agreement, Motorola may propose additional charges and/or schedule revisions for such changed scope of work.

               (d)Motorola Quotations. "Motorola Quotations" are quotations provided by Motorola to Customer for Equipment, Software, and/or Services that are not in the Price Book or require customization or deviate in any way from standard product or service offering detailed in the Price Book. Such quotations may include related terms and conditions, including pricing.
                  All Motorola Quotations are subject to this Agreement, and any terms and conditions in a Motorola Quotations inconsistent with those in this Agreement are governed by those in this Agreement. If after Motorola's acknowledgment, Customer makes changes to the scope of the work required for the Motorola
                  Quotation, Motorola may propose additional charges and/or schedule revisions. If requested by Customer, Motorola shall use commercially reasonable efforts to seek reduction of lead time on third party product impacting Customer's schedule.

        2.4.2  Order Process

               Purchase Orders for Price Book items may be completed by Customer without the need for input from Motorola. Receipt of Purchase
               Orders will be acknowledged by Motorola. Non-Price Book items require a Motorola Quotation.

               Project Agreements are created by Motorola using the form set out in Appendix I to Exhibit "A" hereto and sent to Customer for approval. Customer shall review all documents and indicate its acceptance by signing and returning an executed copy to Motorola or shall work with Motorola to achieve mutually acceptable revisions to the proposed Project Agreement, after which both
               Customer and Motorola shall execute such revised Project
               Agreement.

        2.4.3  Changes in Purchase Orders and Project Agreements

               (a)Purchase Order Modification. Any modification after such
                  Purchase Order has been accepted by Motorola other than
                  cancellation shall be made only by written mutual agreement accompanied by a revised or replacement Purchase
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
Motorola/Nextel International/[See schedule Item 3 ]              11              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



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        restriction on the Confidentiality Statement.


                  Order executed by an Authorized Signatory of Customer, except for the type of changes set forth below ("Purchase Order
                  Adjustments"):

                      (i) Changes to Customer requested ship dates, not to exceed [*] extension;

                      (ii) Changes to shipping locations to an alternate
                           authorized Customer location.

                  Purchase Order Adjustments may be made by the agreement of one
                  Authorized Signatory from Customer and one Authorized
                  Signatory from Motorola, provided that such agreement is confirmed via contemporaneous faxed or emailed confirmations exchanged between Customer and Motorola.


               (b)Purchase Order Cancellation. Customer may cancel a Purchase
                  Order without charge up to [*] after the order, provided that shipment has not occurred. Unless otherwise specified in a proposal, reasonable and customary cancellation fees as set forth in the Price Book shall apply.

               (c)Project Agreement Modification and Cancellation. Any
                  modification or cancellation of a Project Agreement shall be made only by written amendment executed by Authorized
                  Signatories from each party. After the execution of a Project
                  Agreement or amendment, any change or cancellation by Customer to an associated Purchase Order requires execution by Customer and Motorola of an amendment to such associated Project
                  Agreement. Should such Purchase Order change or cancellation by Customer change the Project in such a way that the remaining associated Purchase Orders no longer constitute a System or System Expansion, as defined for the purposes of Exhibit "A", then the payment terms for all such associated
                  Purchase Orders shall revert to [*] of the purchase price upon shipment. Customer shall pay such invoices within [*] of issuance.

3.0     OBLIGATIONS OF CUSTOMER

        Customer shall:

        3.1 Design the RF coverage plan and frequency plan for each Area including but not limited to Site location, frequencies at each Site, RF coverage from each Site, co-channel interference caused from one Site to another Site, co-channel interference from non-Customer sites.

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
Motorola/Nextel International/[See schedule Item 3 ]              12              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        3.2 Procure necessary Spectrum Regulatory Agency radio station licenses together with such other authorizations as may be required to construct and operate the System, including without implied limitation, Site building permits, zoning variances, and any other required approval or authorizations from appropriate government and other authorities, including but not limited to the Spectrum Regulatory Agency, and any required authorizations from any local agencies. Assume the responsibility for interfacing with appropriate carriers and other providers for the provision of Interconnect Facilities, electrical power and Customer-supplied equipment in accordance with the Implementation
               Schedule.

        3.3 Make all legal arrangements and pay all expenses that may be required, to Site owners or to others, to construct and operate each Site in accordance with the provisions of this Agreement.

        3.4 Bear the costs of its own legal fees, as well as charges for Site acquisition, Interconnect Facilities, telephone and utility charges and other services and items being supplied by Customer under this Agreement. Provide ingress and egress to Sites, as requested by Motorola, and have Sites available for timely installation of System Equipment.

        3.5 Negotiate in good faith the Implementation Schedule and adhere to the schedule for performance of the responsibilities set forth therein.

        3.6    Negotiate in good faith the Punchlist for the System or System
               Expansion and Expansion Product prior to the expiration of the [*] period following the date of Conditional Acceptance.

        3.7 Not unreasonably withhold either Conditional or Final Acceptance or any other approvals required under this Agreement.

        3.8 Assume responsibility for diagnosis, analysis, isolation, and remedy of problems in the Interconnect Facilities or at the Interconnect Carrier side of the interface with the System.

        3.9 Furnish necessary databases to Motorola in accordance with the Implementation Schedule.

        3.10 Make payments according to the schedule set forth in Section 6 of this Agreement.

        3.11   [Intentionally Omitted]

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Motorola/Nextel International/[See schedule Item 3 ]              13              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        3.12   Assume responsibility for lawful operation of the System.

        3.13 Be responsible for the timely transportation of all Equipment from the FCA shipment point to the sites. Be responsible for all aspects of clearing the Equipment through customs.

        3.14 Provide and assume all associated costs for warehousing, storage, inventory, and staging of Equipment prior to transport to the installation sites.

        3.15 Use reasonable best endeavors to provide secure covered storage areas at each Site and unrestricted access to Motorola and its identified Contractors (those Motorola has notified Nextel will be going on the sites) to each Site on a 24-hour basis.

        3.16 Furnish and install suitable environmental control facilities in each building.

        3.17 Provide telephone company network configuration including dial plan and design.

        3.18 Within [*] after the execution date of any Project Agreement or Motorola Quotation, or at such time as may be agreed by Customer and Motorola, make available the technical details of any and all Customer-supplied equipment to which the System must be interfaced. Also provide technical liaison personnel on a full-time basis with the knowledge of Customer-supplied equipment.

        3.19 Provide any outside cable support bridges required, coaxial, and transmission line access ports into the buildings, inside conduit or cable ducts, any necessary inside floor trenches and cable raceways required for installation.

        3.20   Provide insurance coverage for all Equipment from FCA point.

        3.21 In response to Motorola's reasonable request, use reasonable best efforts to provide Motorola with information as may be required to enable Motorola to comply with all applicable laws and regulations.

        3.22   [Intentionally Omitted]

        3.23 Provide capable technical personnel in order to be trained in the operation and maintenance of the System and to interface with Motorola with regard to operational and maintenance issues.

        3.24 Perform all other obligations set forth in this Agreement and any other agreement delivered in connection herewith.

        3.25 Provide forecasts in good faith for Equipment and Services, addressing 90-day, 180-day and annual requirements, provided that such forecasts shall not constitute

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
Motorola/Nextel International/[See schedule Item 3 ]              15              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               commitments to purchase Equipment and Services or to submit orders for Equipment and Services. These forecasts may be revised by the Customer at any time and for any reason.

        3.26 Provide Motorola with reasonable notice of any anticipated delay in Customer's performance hereunder.

4.0     OBLIGATIONS OF MOTOROLA

        Motorola shall:

        4.1    [Intentionally Omitted]

        4.2 Negotiate in good faith Implementation Schedules and perform according to such Schedules.

        4.3    Negotiate in good faith the Punchlist for the System or System
               Expansion and Expansion Product prior to the expiration of the [*] period following the date of each respective Conditional
               Acceptance.

        4.4    [Intentionally Omitted]

        4.5 Keep Customer advised of modifications required on a timely basis.

        4.6 Provide, at a reasonable cost to Customer, a retrofit package for any change in standards subsequently put into effect by the industry, the government, regulatory agencies, as well as those promulgated by Motorola.

        4.7 Continue to develop operability and reliability improvements to iDEN technology over time to reduce the Customer's cost of ownership on a per Subscriber basis and continue to develop and implement new feature functionalities agreed to by the parties throughout the term of the Agreement.

        4.8 When requested to by Customer, review the frequency plan prepared by Customer or Customer's consultant at no additional charge to Customer. Because of differences in radio coverage and interference models and the timeframe of implementation, this review will not be a complete detailed alternate engineering of the System design, but rather a review of selected design elements in sample areas. It is understood that Motorola's obligation is only to review the frequency plan as an accommodation to Customer. Motorola shall not recalculate or verify

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
Motorola/Nextel International/[See schedule Item 3 ]              16              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               the frequency plan preparer's work and shall have no responsibility or liability whatsoever based on this review.

        4.9 Not divert to another customer any Equipment scheduled for delivery to Customer pursuant to an accepted Purchase Order, Project Agreement or Motorola Quotation without Customer's approval.

        4.10 Make spares and replacement parts available for [*] from the date of this Agreement. Motorola may substitute equivalent products subject to Section 9.0. Spare and replacement parts prices shall be at the then current Motorola prices.

        4.11   [Intentionally Omitted]

        4.12 Use commercially reasonable efforts to accept Customer's orders and to make timely delivery on the System or System Expansion according to the Schedule set forth in the Implementation
               Schedule.

        4.13 Use commercially reasonable efforts to remedy all Punchlist items, defects and problems during the warranty and maintenance periods.

        4.14 In response to Customer's reasonable request, provide Customer with information known to Motorola which may be required to enable Customer to comply with all applicable laws and regulations.

        4.15   Use skilled personnel, competent to perform assigned tasks.

        4.16 Perform all other obligations set forth in this Agreement and any other agreement delivered in connection herewith.

        4.17 Provide Customer with reasonable notice of any anticipated delay in Motorola's performance hereunder.

        4.18 Prior to shipment Motorola will obtain type approval for any Equipment sold herein that requires type approval in the Area.

        4.19 For any new product development Motorola shall propose special terms and conditions associated with the purchase of such new product for the parties' approval.

        4.20   All equipment sold to Customer hereunder is new and Motorola will provide any documents which may be reasonably requested by
               Customer evidencing this fact.
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
Motorola/Nextel International/[See schedule Item 3 ]              16              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        4.21 At the time or times contemplated herein for the transfer of title to any equipment included in the System, Motorola shall convey to Customer all right in and good title to such equipment by appropriate title documents. Title to Software shall not be conveyed to Customer at any time.

5.0     SITE CONFIGURATIONS

        This Agreement, and the prices provided in the Price Book, Project
        Agreement and Motorola Quotation, are predicated on the use of certain
        Site configurations provided by Customer. Customer is free to alter Site configurations during the course of performance of this Agreement.
        However, changes in site configurations may result in either increased or decreased costs for BSC equipment, MPS equipment and other related
        FNE.

6.0     PAYMENT AND PRICING

        6.1    General Payment Terms

               Customer shall pay to Motorola the price of subsystem Equipment and Software components and related Services, as set forth in the Price Book in effect at the time of such Equipment order or applicable Motorola Quotation, and will use an appropriate
               Company purchase order to order all Equipment, Software and/or
               Services in United States dollars, according to the following terms and payment schedules:

               6.1.1 The Price Book contains standard lead times (which are updated as market conditions change) and expedite fees which are incorporated by reference herein. Motorola does not warrant that lead times can be moved in. At times
                      Motorola can move in such lead times by paying Motorola's suppliers expedite fees, paying for overtime or other methods. If Motorola is requested to perform in such times
                      Customer shall pay the expedite fees set forth in the Price Book. The lead times set forth in the Price Book will be shown for both cases where the product is forecasted and when it is not forecasted.

               6.1.2 For all [*] and for all [*] purchased by Customer hereunder, Motorola shall invoice [*] of the purchase price upon shipment. Customer shall pay such invoices within [*] of issuance.

                      For all [*] purchased by Customer hereunder other than [*]
                      Motorola shall invoice [*] of the purchase price upon
                      shipment, [*] of the purchase price
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Motorola/Nextel International/[See schedule Item 3 ]              17              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      upon Conditional Acceptance and [*] upon Final Acceptance.
                      [*] Customer shall pay such invoices within [*] of issuance.

                      Motorola shall from time to time set credit limits for Customer. The credit limits shall be communicated from Motorola's iDEN controller to Customer and Nextel
                      International. Motorola reserves the right to change these amounts based upon a change in credit condition. Motorola shall notify Customer and Nextel International in writing of any credit limit change. Customer and Nextel
                      International warrant that they will provide and update all the relevant financial information needed or requested by Motorola to make these credit decisions.

                      If (a) any of the credit limits are exceeded by Customer or (b) if account is delinquent for Customer or any other
                      NII Affiliate doing business with Motorola, then Motorola may require (after written notice and three (3) business day to cure) the Additional Assurance procedures set forth in Section 6.9 before any subsequent shipment to Customer.
                      Motorola may hold shipments pending the receipt of Additional Assurance if there is a material adverse change in the business or financial condition of Customer, any other NII Affiliate doing business with Motorola, or Nextel International.

                      As long as the total of all billing disputes involving
                      Customer, any other NII Affiliate doing business with Motorola, or Nextel International are less than [*], Motorola will not request Additional Assurance until it has used its best efforts to clear up any billing disputes or delinquencies.

               6.1.3  Taxes, duties and fees: Exclusive of corporate and
                      personal income taxes, all taxes applicable to this
                      transaction, including but not limited to sales, lease,
                      service rental, use, property, wage, occupation, value
                      added or similar taxes, customs and import duty, and any
                      similar provincial or local government obligations shall
                      be borne by Customer. Upon Motorola's request, Customer
                      shall produce sufficient evidence within thirty (30) days
                      of such request to prove that Customer has fulfilled its
                      obligation relating to all taxes, duties, and fees. If any such taxes, duties, or fees are determined by the
                      applicable taxing authorities to be applicable to this
                      transaction and, notwithstanding Customer's
                      responsibility, Motorola is required to pay or bear the
                      burden thereof, then the prices set forth in the Price
                      Book, Project Agreement or Motorola Quotation shall be
                      increased by the amount of such taxes and any interest or
                      penalty, and Customer
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
Motorola/Nextel International/[See schedule Item 3 ]              18              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

                      shall pay to Motorola the full amount of any such increase no later than thirty (30) days after receipt of an invoice. Motorola shall, where possible, use reasonable efforts to minimize Customer's tax burden unless, in Motorola's sole judgment, the effort and/or result would be to Motorola's detriment.

               6.1.4  The licensing fee for Software is set forth in the Price
                      Book. Subsequent purchases of Equipment, increases to capacity, SMP renewals or new features [*], as set forth in the Price Book or as specifically proposed by Motorola.
                      Exhibit "N" hereto sets forth alternate IPL license fees that may be elected by Customer, in whole but not in part, if Customer meets the qualifications set forth therein. In the event there is an Alternate Infrastructure
                      Manufacturer, the parties shall agree to a new method of [*] or, if the parties cannot agree, revert to the [*] as it appears in the Price Book. All Software shall be licensed per the terms and conditions set forth in Exhibit
                      "F".

                      The software [*] offered in Exhibit "N" is valid only for the purchase of [*] as a package from Motorola. If any Motorola [*] hardware is purchased directly from a third party source, the [*] shall be charged in addition to any applicable fees set forth in Exhibit "N". Motorola does not accept any liability for System integration or warranty obligation for such separately purchased hardware or software, and if Motorola is called on any warranty claim or other service request involving such hardware or software, Customer [*] for such calls.

               6.1.5 Except as provided in Section 6.1.8, Customer shall pay for any training ordered by the Customer per the Price
                      Book and other appropriate agreements.

               6.1.6 Subject to the conditions contained in 4.11 any costs required to modify the System in order to comply with local codes or regulations shall be Customer's responsibility.
               6.1.7 For any amount due hereunder which remains unpaid, the Customer shall pay Motorola [*] of the amount due for each month or portion thereof that the amount remains unpaid.

               6.1.8 Motorola shall provide Customer training course credits for each [*] complex or the equivalent and for each group of [*] shipped during the term of this Agreement. For calendar year 2000, the training course

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
Motorola/Nextel International/[See schedule Item 3 ]              19              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      credits shall be [*]. Subsequent to calendar year2000, Motorola shall have the right to revise this credit schedule periodically to adjust for changes in course offerings and/or course costs. Customer may apply the training course credit to any course offered in the iDEN
                      Technical Training Catalog. The training course credit covers tuition only, and does not include air fare, hotel, meals and local transportation costs. For calendar year
                      2000, Motorola will not charge Customer a course cancellation fee if the cancellation occurs at least 15 business days prior to the start date of the class. If the cancellation occurs less than 15 business days prior to the start date of the class, the charge will be [*].
                      Classes scheduled within 15 business days prior to the start date of the class are [*]. Subsequent to calendar year 2000, the then current standard iDEN course cancellation policy shall apply.

               6.1.9 All prices quoted herein assume [*]. Where the customer requires the use of [*], a price increase or decrease equal to the applicable [*] will apply.

               6.1.10 Prices do not include applicable sales, use, excise or similar taxes or duties. To the extent Motorola is required by law to collect such taxes, one hundred percent
                      (100%) thereof shall be added to invoices and paid in full by Customer.

        6.2    Method of Payment

               Payment shall be made by wire/telegraphic transfer to the following address:

                      [*]
                      Routing No.:  [*]
                      Account No.:  [*]
                      Address:  [*]

        6.3    Prices Generally

               Under Section 4.22 of the iDEN Infrastructure [*] Supply
               Agreement effective as of January 1, 1999 between Motorola, Inc.
               and Nextel Communications, Inc., [*]. Pursuant to that Section
               4.22, Motorola and Customer agree that throughout the term of the January 1, 1999 agreement between Motorola and Nextel
               Communications, Inc. [*]. Notwithstanding anything to the contrary in this agreement, [*].

        6.4    [*].
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
Motorola/Nextel International/[See schedule Item 3 ]              20              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        6.5    The pricing offered herein is given because [*].

        6.6    Security Interest

               In order to secure outstanding payment obligations hereunder, Customer hereby grants to Motorola a continuing security interest and right of possession in and to all equipment sold to Customer under this Agreement whether or not such goods are manufactured by Motorola, whether now owned or hereafter acquired by Customer, together with all substitutions, replacements and renewals thereof, and in all proceeds and products thereof, including without limitation, insurance proceeds, all termed collateral.
               Customer agrees to cooperate in whatever manner necessary to assist Motorola in perfection of the security interest upon request. If there is any conflict between this Paragraph and any other financing agreement(s) with Motorola, such financing
               Agreement(s) shall take precedence.

        6.7 For the purpose calculating quantity discounts hereunder equipment purchased by leasing companies for lease to Customer shall be counted in the same manner as if Customer had made such purchases directly.

        6.8    Notwithstanding anything to the contrary in this Agreement, [*].

        6.9    Additional Assurance Payment Terms

               Payment for equipment and services to Motorola requiring
               Additional Assurance shall be made in U.S. dollars either by wire/telegraphic transfer in advance or through the medium of an irrevocable Letter of Credit, permitting partial and transshipments.

               6.9.1  Letter of Credit Terms

                      At least [*] before the first shipment of equipment under
                      Section 6.9, Customer shall issue an irrevocable Letter of Credit made out in favor of Motorola, Inc., 1301 East
                      Algonquin Road Schaumburg, Illinois 60196 USA, similar to the one included in this Agreement as Attachment One and advised through, and payable at the counters of the [*].
                      Drafts are to be drawn upon the [*] and full reimbursement instructions must be provided to the U.S. bank by the opening bank at the time the Letter of Credit is opened.

               6.9.2  Advance Payment
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Motorola/Nextel International/[See schedule Item 3 ]              21              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      An Advance Payment of [*] of the total amount set forth in any applicable order is due within [*] of ordering. The start date for the Implementation Schedule for the applicable Project Agreement pursuant to Exhibit "A" shall be the date of receipt of this payment. This advance payment shall be made by wire/telegraphic transfer to the following address:

                      [*]
                      Routing No.: [*]
                      Account No.: [*]
                      Address: [*]

                      In the event Customer does not proceed with its payment obligations under this Agreement in a timely manner, and such failure continues for thirty (30) days following written notice by Motorola to Customer that Motorola intends to proceed under this Section, Motorola shall promptly document its non-recoverable costs directly incurred in the performance of this Agreement, such as, but not limited to staff hours, travel expenses, equipment re-stocking charges, etc. and promptly refund only that portion of the advance payment amount which exceeds the total of such charges.

                      The Letter of Credit shall be in the amount of [*] of the total Exhibit "A" amount and shall be valid for a period of [*] from the date of issuance. An advance payment of [*] per Section 6.9.2 shall also be due Motorola shall notify Customer, in writing, [*] prior to the scheduled date of each shipment.

                      The Letter of Credit shall be drawn down as follows:

                      a) [*] of the commercial invoice gross value of the equipment shipped is payable after each shipment.

                      b) [*] of commercial invoice gross value is payable after presentation of the Conditional Acceptance
                           Certificate.

                      c) [*] of the commercial invoice gross value is payable after presentation of the final Acceptance
                           Certificate.

                      If Motorola is prevented from obtaining Conditional
                      Acceptance because Customer has not completed its obligations hereunder (except as provided in Section 18) and such failure continues for ten (10) days from the scheduled date of Conditional Acceptance, Motorola shall be entitled to receive the

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
Motorola/Nextel International/[See schedule Item 3 ]              22              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      final payments, described in b and c above, as if Conditional Acceptance had occurred as scheduled in Implementation Schedule for the applicable Project
                      Agreement pursuant to Exhibit "A" upon showing that Motorola had completed all the work it could have based on Customer's performance.

                      Banking charges incurred by the opening bank shall be borne by [*] and those incurred by the U.S. bank [*] shall be borne by [*].

        6.10   Purchase Commitment

               Nextel International commits that the NII Affiliates shall purchase an aggregate of at least One Hundred Fifty Million
               Dollars ($150,000,000) of FNE, Software, and Services in calendar year 2000. Should such commitment not be achieved, Nextel
               International agrees to pay Motorola by the end of the first quarter of 2001 an amount equal to [*] of the difference between [*] and the actual aggregate amounts of FNE, Software, and services shipped/provided by Motorola to the NII Affiliates in calendar year 2000. Any commitments and rebates for such aggregate purchases in the years 2001, 2002, and 2003 shall be the subject of subsequent agreement(s) between Nextel
               International and Motorola. Nextel International and Nextel
               Communications, Inc. shall each receive their own earned rebate or pay their own penalty, and there is no duplication.
               Specifically, the above specified One Hundred Fifty Million
               Dollars ($150,000,000) is part of the Nextel Communications, Inc.
               [*] commitment and is not an additional commitment.

        6.11   System Performance

               When Motorola and Nextel Communications, Inc. negotiate liquidated damages agreement(s) for box down time and system uptime for the U.S. market, this Agreement shall be amended to offer Customer similar agreement(s). The calculation metrics shall be consistent with those used in the Nextel Communications, Inc. agreement.

7.0     ACCEPTANCE TESTING

        7.1    Customer and Motorola agree that the acceptance testing shall be done for all new Systems and a modified ATP shall be performed for all System Expansions and shall be included in all relevant
               Purchase Orders, Project Agreements, and Motorola Quotations. The
               ATP tests shall be chosen from the GATP, as set forth in Exhibit
               "C", that Customer and Motorola have agreed to and identified on the
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
Motorola/Nextel International/[See schedule Item 3 ]              23              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               Project Agreement or Motorola Quotation when Customer purchases
               ATP Services.

               This ATP is generic in nature and tests operational features.
               Should a certain feature or option not be purchased then it is agreed that portion of the ATP shall be deleted and will not be performed. Motorola shall supply new sections to cover new products or features that Motorola develops. The GATP will be amended to reflect desired practices for testing Systems in Commercial Service. Customer and Motorola acknowledge that different approaches are required for Systems in Commercial
               Service and those acceptable for Systems not in Commercial
               Service.

        7.2 Should Customer request additional testing above and beyond the ATP, these tests shall not be considered until after Conditional
               Acceptance of the System or System Expansion. Motorola shall prepare and present to Customer a quotation detailing the time and material charges that such additional testing may require on a time and material basis. [*]

        7.3 Individual Site Tests and the Switch Test shall be performed in accordance with the ATP as soon as the individual Sites and Switch are completed. The System Test shall be performed as soon as the Switch and Site Tests are completed. If all the Sites are not available and operational due to Customer's failure to obtain the Sites by the required scheduled time as contained in the Implementation Schedule hereto ("Unavailable Sites"), the tests shall still take place.

        7.4 The Areas served by the Unavailable Sites shall not be included in the System Test. When the Unavailable Sites are operational and available, the Site Test shall be completed. The existence of Unavailable Sites shall not hold up the ATP or Conditional or Final Acceptance.

        7.5    Additional Testing Costs

               The cost of obtaining a passing test for each of the items in the ATP is included in the purchase price of the ATP. Any additional testing requested and approved by Customer shall be billed to Customer as set forth in Section 7.2. This includes, but is not limited to, testing due to:

               a. Customer's desire for testing not included in the ATP; and
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
Motorola/Nextel International/[See schedule Item 3 ]              24              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.



        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               b. Re-testing that is needed because the Customer's Site team makes changes to agreed schedules to such an extent Motorola needs to materially extend the time period its ATP team needs to complete the ATP; and

               c. RF interference from outside sources; and

               d. The need to respond to complaints of third parties alleging
                  Customer's System interferes with their systems, unless the Equipment sold hereunder is defective or not operating within licensed parameters; and

               e. Unavailable Sites.

8.0     FNE WARRANTY AND SOFTWARE MAINTENANCE PROGRAM

        8.1    FNE Hardware Warranty

               8.1.1 FNE is warranted to be free from defects in material and workmanship at time of shipment and will be warranted [*].
                      The [*] EBTS Equipment hardware warranty during the warranty period shall be [*] for all shipments that occur during the effective dates of this Agreement. All other warranty charges shall be as per the Price Book. Parts will be repaired at the Motorola repair depot [*] except as outlined herein.

               8.1.2 Customer shall be responsible for the initial level of diagnosis (i.e., for identification and isolation of FNE hardware problems to the board level), for hardware, firmware and software removal and replacement, and for sending the malfunctioning product, packed in a manner to prevent damage, to the designated Motorola repair depot.
                      Customer shall be responsible for [*] Motorola's repair depot. When such products or their replacements are being returned to Customer, Motorola shall bear such charges.

               8.1.3 Parts and labor at the Motorola repair depot to repair or replace defective FNE will be [*].

               8.1.4  In the event a defect occurs during the warranty period
                      Motorola, at its option, will either repair or replace the product. Any item replaced will be deemed to be on an
                      exchange basis, and any item retained by Motorola through
                      replacement will become the property of Motorola. Repaired or replaced parts shall have a warranty of the greater of
                      the remainder of this warranty period or [*].
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
Motorola/Nextel International/[See schedule Item 3 ]              25              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        8.2 This Warranty does not cover defects, damage, or malfunctions resulting from:

               8.2.1 Use of the products in other than their normal and customary manner.

               8.2.2 Misuse, accident, neglect, environmental or Site conditions not conforming to the specifications for the product as set out in the current Equipment specifications, or unauthorized access to source or object code or unauthorized manipulation of Software elements

               8.2.3 Unauthorized alterations or repairs, use of un-approved parts in the products or the combination or interfacing of the products, use of "gray market" parts or components, in each case in a manner not approved by Motorola which approval shall not be unreasonably withheld or delayed. "Gray market" components or parts are those components or parts purchased (a) outside the United States or (b) from unauthorized sellers of such components or parts.

               8.2.4  An event of Force Majeure.

               8.2.5 Installation, integration, or movement of products from their original installation Site that is not in accordance with Motorola hardware configuration and datafill guidelines.

               8.2.6 Failure of antennas, lines, or any part of the Interconnect Facilities.

               8.2.7 Failure of Customer to maintain or provide maintenance for the System pursuant to Motorola Equipment and Software maintenance agreements, or other maintenance, substantially in accordance with the Documentation and under the supervision of one or more individuals who shall have completed appropriate Motorola training.

               8.2.8 Damage which occurs during shipment of the product to Motorola for warranty repair.

        8.3 Except as associated with an agreed-to assignment, this express warranty is extended by Motorola to Customer only and is valid only in the Area.

        8.4    Software Maintenance Program (SMP)

               8.4.1 Customer commits to purchase SMP on an annual basis for each year of the term of this Agreement for all its iDEN Equipment and Software, and

Motorola/Nextel International/[See schedule Item 3 ]              26              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      Motorola commits to offer SMP at the prices set forth in Exhibit "K" for 2000. Future years shall be calculated by Motorola on a similar basis as the 2000 Exhibit "K" prices and provided to Customer. Customer shall pay the "Total SMP" price per Subscriber shown in the "Total NII" column of Exhibit "K" times the number of Subscribers in service (as calculated per the procedures set forth in Exhibit "K"). This Total NII SMP Price per Subscriber is based on the aggregated SMP costs for all NII Affiliates divided by the aggregated number of Subscribers for all NII Affiliates. For calendar year 2000, Motorola quoted this same Total NII SMP price per Subscriber figure to each NII Affiliate. (See Section 3 of the Year 2000 SMP Proposal for Customer, set forth in Exhibit "O".) In future years, Motorola shall include the "Nortel Patch" shown in the bottom row of Exhibit "K" in the calculations for Total SMP. If in future years Nextel International elects to depart from an NII Affiliate average SMP pricing methodology, Motorola shall charge the actual SMP costs for each market for such years. Customer shall pay SMP fees on a quarterly basis. The quarterly payment shall be one-quarter of the calculated annual payment. The quoted prices are for the services defined in Exhibit "O". The SMP Agreement shall be evidenced by Customer's Purchase Order indicating which sections of said proposal are agreed to by Customer and Motorola. Any additional services agreed to by Customer and Motorola shall also contain applicable pricing for such services.

               8.4.2 Motorola warrants that at the time of ATP or delivery of Software, that the Software will cause the System to operate as required by the ATP. Thereafter, all reproducible software defects or bugs shall be corrected as part of SMP.

               8.4.3 Motorola represents and warrants that Software supplied under this Agreement does not have "Software Traps" designed to permit unauthorized access, to disable or erase software, hardware or data or to perform any other such actions.

        8.5    Non-FNE Products

               Non-FNE products are warranted only to the extent provided to Motorola by the manufacturer or supplier of such product. Motorola shall identify in the Price Book the extent of third party warranties.

Motorola/Nextel International/[See schedule Item 3 ]              27              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        8.6 Motorola warrants that each hardware, software, and firmware product delivered under this Agreement and listed on Exhibit "M" as "Year 2000 Compliant" shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the year 1999 and the year 2000, including leap year calculations, when used in accordance with the product documentation provided by Motorola, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. This warranty shall extend to date-related defects discovered through January 1, 2001. Customer must notify Motorola, in writing, no later than January 1, 2001 of Product that does not conform to this Express Warranty. The remedied available for breach of this warranty shall be as defined in, and subject to, the terms and limitations of Sections
               8.1 through 8.5 and Section 8.7. Except as provided herein, nothing in this warranty statement shall be construed to limit any rights or remedies provided elsewhere in this Agreement with respect to matters other than Year 2000 performance.

        8.7 THE WARRANTIES IN THIS AGREEMENT ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL OR PUNITIVE DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

               MOTOROLA WARRANTS THAT FOR THE TERM OF THIS AGREEMENT THAT THE INDIVIDUAL FNE PRODUCTS WILL OPERATE TOGETHER AS A SYSTEM WITHIN GENERAL OPERATING LIMITS SPECIFIED IN EXHIBIT "B", SO LONG AS THE AVERAGE SUBSCRIBER USAGE CHARACTERISTICS OF THE INDIVIDUAL FNE PRODUCTS AT BUSY HOUR DO NOT CAUSE THE PEAK CAPACITY LIMITS OF INDIVIDUAL FNE PRODUCTS TO BE EXCEEDED AND ANY EQUIPMENT INSTALLED BY THE CUSTOMER WITHOUT MOTOROLA INTEGRATION AND GATP ASSISTANCE IS INSTALLED IN ACCORDANCE WITH MOTOROLA HARDWARE CONFIGURATION AND DATAFILL GUIDELINES; BATTERIES ARE EXCLUDED BUT CARRY THEIR OWN SEPARATE LIMITED WARRANTY FROM THEIR MANUFACTURER. MOTOROLA DISCLAIMS LIABILITY FOR RF COVERAGE UNDER THIS WARRANTY.

Motorola/Nextel International/[See schedule Item 3 ]              28              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

9.0     PRODUCT CHANGES OR SUBSTITUTIONS

               At any time during its performance of this Agreement, Motorola may implement changes in the products set forth in Exhibit "B", modify the drawings and specifications relating thereto, or substitute therefor products of more recent design; provided, however, that any such changes, modifications or substitutions, under normal and proper use:

                      (1) shall not materially or adversely affect physical or functional interchangeability or performance (except where there is written agreement between Customer and Motorola that the change can be made after Customer knows the effect thereof);

                      (2)    shall not detract from the safety of the product;
                             and

                      (3) shall be Spectrum Regulatory Agency type-accepted, if required.

                      (4) Motorola shall notify Customer of any change that materially affects performance of the Equipment.

10.0    DISCLAIMER OF PATENT LICENSE AND INTERFACE LICENSES

        10.1 Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, any license under any patents or patent applications of Motorola, except that Customer shall have the normal non-exclusive royalty-free license to use which is implied, or otherwise arises by operation of law, in the sale of a product.

         10.2 If Nextel Communications, Inc. obtains a second source for iDEN infrastructure Equipment, Motorola shall extend Interface Licenses to qualified licensees on terms to be negotiated to cover Customer.

11.0    INTELLECTUAL PROPERTY INDEMNITY

        11.1 Motorola shall defend Customer against a claim that Motorola-manufactured products or latest unmodified release of Software supplied hereunder infringe a [See schedule Item 3 ] patent or [See schedule Item 3 ] copyright, provided that (i) Customer promptly notifies Motorola in writing of the claim, (ii) Motorola has sole control of the defense and all related settlement negotiations, and (iii) Customer gives Motorola information and assistance for the defense of all at Motorola's expense provided, however, that Customer's failure to provide such

Motorola/Nextel International/[See schedule Item 3 ]              29              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               notice shall not relieve Motorola of liability under this Section 11 except to the extent Motorola was prejudiced thereby. Subject to the conditions and limitations of liability stated in this Agreement, Motorola shall indemnify and hold Customer harmless from all payments which by final judgments in such suits may be assessed against Customer on account of such infringement and shall pay resulting settlements, costs and damages finally awarded against Customer by a court of law.

        11.2 Customer agrees that if Equipment or Software become, or in Motorola's opinion are likely to become, the subject of such a claim, Customer will permit Motorola, at its option and expense, either to procure the right for Customer to continue using such Equipment or Software or to replace or modify same so that they become non-infringing without affecting the function and capability, and if neither of the foregoing alternatives is available on terms which are reasonable in Motorola's judgment, Customer can return Motorola-manufactured products and/or Software for full credit on the entire unusable portion thereof.

        11.3 Motorola has no liability for any claim of patent or copyright infringement to the extent based upon adherence to specifications, designs or instructions furnished by Customer, nor for any claim based upon the combination, operation or use of any Motorola-manufactured products or Software supplied hereunder with products, software or data not supplied by Motorola, nor for any claim to the extent based upon alteration of the products or modification of any software supplied by entities other than Motorola.

12.0    CONFIDENTIALITY

        12.1 From time to time during the performance of this Agreement, the parties may deem it necessary to provide each other with Confidential Information. The parties agree:

               12.1.1 To maintain the confidentiality of such Confidential
                      Information and not disclose same to any third party, except as provided below or as authorized by the original disclosing party in writing, or in connection with a public or private debt or equity offering of securities by any party or its affiliates, or as required by law or a court or as required for compliance with the United States federal securities laws and [See schedule Item 3 ] securities laws, provided no documents shall be given to the Securities and Exchange Commission ("SEC") or the [See
                      schedule Item 3 ] securities authorities until Motorola has had an opportunity to review them. Any

Motorola/Nextel International/[See schedule Item 3 ]              30              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      such information that Motorola believes is confidential Customer will use its reasonable best efforts to get confidential treatment from the SEC and the [See schedule
                      Item 3 ] securities authorities. Such Confidential Information also includes oral and visual Confidential Information.

               12.1.2 To restrict disclosure of Confidential Information to employees and technical, legal and financial consultants who have a "need to know". Such Confidential Information shall be handled with the same degree of care which the receiving party applies to its own confidential information but in no event less than reasonable care.

               12.1.3 To take precautions necessary and appropriate to guard the confidentiality of Confidential Information, including informing its employees and consultants who handle such Confidential Information that it is confidential and not to be disclosed to others and as to all technical consultants obtain a signed non-disclosure agreement consistent herewith.

               12.1.4 That Confidential Information is and shall at all times remain the property of the disclosing party. No use of any Confidential Information is permitted except as otherwise provided herein and no grant under any proprietary rights is hereby given or intended, including any license implied or otherwise.

               12.1.5 To use such Confidential Information only as required in performance of this Agreement.

        12.2 Except as may be required by applicable law, neither party shall disclose to any third party the contents of this Agreement, the Exhibits or any amendments hereto or thereto for a period of [*] from the date of execution hereof without the prior written consent of the other except as provided for in Section 12.1.1.

13.0    TRADEMARK AND PUBLICITY

        Nothing contained in this Agreement shall be construed as conferring any right to use any name, trademark or other designation of either party hereto, including any contraction, abbreviation, or simulation of any of the foregoing, in advertising, publicity or marketing activities. No publicity, advertising, etc. with regard to this Agreement or the System which mentions the other party shall be released without prior written consent of the other party.

Motorola/Nextel International/[See schedule Item 3 ]              31              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


14.0    SHIPMENT, DELIVERY AND PACKING

        14.1 Motorola may ship products at any time during the "Time Frame" (the interval between the shipment/implementation date and the completion date for a particular activity as set forth in the Implementation Schedule) and may invoice Customer upon shipment as provided in Section 6 of this Agreement. No shipment of products during said Time Frame shall be considered early for purposes of invoicing.

        14.2 Customer shall select the carrier and notify Motorola in writing or instruct Motorola to use the best available carrier or the carrier most recently used by Customer, unless Customer notifies Motorola not to use such carrier.

        14.3 Motorola shall use all reasonable efforts to ship products directly to the Site or Customer designated warehouse.

        14.4 In the event that the Site or Customer designated warehouse is not available to receive Equipment because Customer has not met its obligations hereunder to receive the products when shipped, Motorola, at its option, upon notice to Customer, may ship said products to a warehouse in or near the area as designated by Customer, and Customer shall bear the costs of warehousing, reloading, transporting, off-loading and moving the products onto the Site when such Site becomes available.

        14.5 Shipping documentation shall be developed to the mutual satisfaction of Customer and Motorola. Shipping terms are FCA manufacturing site or Motorola facility. The manufacturing site may be other than a USA facility.

        14.6 Motorola shall have the Equipment securely packed so as to withstand numerous handlings and loading as appropriate for inland, sea and/or air transportation. Motorola shall take reasonable protective measures to protect Equipment from weather and shock, considering the different shapes and special features of the Equipment.

15.0    TITLE, INDEMNITY, INSURANCE

        15.1 Good title, free and clear of all liens or other encumbrances to the FNE and other Motorola provided products supplied hereunder and risk of loss for all such products shall pass to Customer upon delivery FCA point of shipment.

        15.2 The above notwithstanding, title to Software and underlying intellectual property rights (i.e., patents, copyrights, proprietary and confidential information, and

Motorola/Nextel International/[See schedule Item 3 ]              32              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               know-how) belonging to Motorola or any other third party shall remain with Motorola or such third party. This Agreement only grants a right to use such Software.

        15.3 All Equipment sold to Customer hereunder is new and Motorola will provide any documents which may be reasonably requested by Customer evidencing this fact.

        15.4 DURING THE TERM OF THIS AGREEMENT THE PARTIES SHALL INDEMNIFY AND HOLD HARMLESS EACH OTHER TOGETHER WITH THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, AFFILIATES AND SUBSIDIARIES FROM ANY AND ALL LOSS, DAMAGE, EXPENSE, JUDGMENT, LIEN, SUIT, CAUSE OF ACTION, DEMAND OR LIABILITY (COLLECTIVELY, "LOSS") FOR PERSONAL INJURY (INCLUDING DEATH) AND TANGIBLE PROPERTY DAMAGE WHICH MAY BE IMPOSED ON OR INCURRED BY ONE PARTY ARISING DIRECTLY OUT OF THE INTENTIONAL MISCONDUCT OR NEGLIGENT ACTS OR OMISSIONS OF THE OTHER, ITS AGENTS, SUBCONTRACTORS, OR EMPLOYEES DURING THE PERFORMANCE OF ANY WORK HEREUNDER. THE INDEMNIFYING PARTY SHALL, AT ITS SOLE EXPENSE, DEFEND ANY SUIT BASED UPON A CLAIM OR CAUSE OF ACTION WITHIN THE FOREGOING INDEMNITY PROVISION AND SATISFY ANY JUDGMENT THAT MAY BE RENDERED AGAINST THE OTHER RESULTING THEREFROM, PROVIDED THAT THE INDEMNIFYING PARTY SHALL BE GIVEN
               (I) PROMPT NOTICE OF ANY SUCH CLAIM OR SUIT; AND (II) FULL OPPORTUNITY TO DEFEND SUCH CLAIM OR SUIT; PROVIDED, HOWEVER, THAT FAILURE TO PROVIDE SUCH NOTICE SHALL NOT RELIEVE THE INDEMNIFYING PARTY OF LIABILITY UNDER THIS SECTION EXCEPT TO THE EXTENT THE INDEMNIFYING PARTY WAS PREJUDICED THEREBY. THE INDEMNIFIED PARTY MAY, AT ITS ELECTION, PARTICIPATE IN THE DEFENSE OF ANY SUIT, AND SHALL COOPERATE FULLY IN DEFENDING ANY CLAIM OR SUITS. THE INDEMNIFYING PARTY SHALL PAY ALL COSTS, EXPENSES, AND REASONABLE ATTORNEY'S FEES INCURRED BY THE INDEMNIFIED PARTY IN CONNECTION WITH ANY SUCH SUIT OR IN ENFORCING THIS INDEMNITY PROVISION, PROVIDED A VALID CLAIM IS PRESENTED.

               WITHOUT LIMITING THE FOREGOING PARAGRAPH, EACH PARTY SHALL INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, AFFILIATES AND

Motorola/Nextel International/[See schedule Item 3 ]              33              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.



               SUBSIDIARIES FROM ANY AND ALL LOSS, AS DEFINED IN THAT PARAGRAPH, WHICH IS BASED UPON OR ALLEGED TO ARISE FROM, ANY STATEMENT, REPRESENTATION, INFORMATION OR OTHER COMMUNICATION MADE BY THE PARTY, ITS OFFICERS, EMPLOYEES, UNDERWRITERS, OR AGENTS TO OFFEREES, PURCHASERS OR POTENTIAL CUSTOMERS OF CUSTOMER STOCK OR OTHER SECURITIES, INCLUDING BUT NOT LIMITED TO ANY STATEMENT, REPRESENTATION, INFORMATION OR OTHER COMMUNICATION CONCERNING THIS AGREEMENT, THE IDEN SYSTEM, SPECIALIZED MOBILE RADIO SYSTEMS OR TECHNOLOGY IN GENERAL AND INCLUDING BUT NOT LIMITED TO ANY LOSS ARISING UNDER APPLICABLE SECURITIES LAWS.

        15.5 Customer and Motorola each shall be named as additional insured under the other's comprehensive general liability policy for claims arising out of work performed hereunder (which includes but is not limited to product and public liability, property and all risk insurance).

16.0    FORCE MAJEURE - EXCUSABLE DELAY

        16.1 Neither party shall be liable for delays in delivery or performance, or for failure to manufacture, deliver or perform when caused by any of the following which are beyond the reasonable control of the delayed party:

               16.1.1 Acts of God, acts of the public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities and regulatory actions, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, war, riots, delays in transportation, and loss or damage to goods in transit, or;
               16.1.2 Inability on account of causes beyond the reasonable control of the delayed party or its suppliers to obtain necessary products, components, services, or facilities.

        16.2 In the event of any such delay, the date of delivery or performance shall be extended for a period equal to the period of time lost by reason of the delay. If any such delay lasts for more than one hundred eighty (180) days, Customer and Motorola shall consult with one another for the purpose of agreeing upon the basis on which the delayed party shall resume work at the end of the delay. If no reasonable solution to the delay is available, then either party may, by written

Motorola/Nextel International/[See schedule Item 3 ]              34              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               notice, cancel that portion of the Agreement which is delayed, and adjust the Agreement price appropriately.

17.0    TERMINATION

        17.1 Either party may terminate this Agreement without liability by the giving of notice, in accordance with Section 23, if (i) the other makes a general assignment for the benefit of creditors or goes into compulsory or voluntary liquidation, (ii) if a petition in bankruptcy or under any insolvency law is filed by or against the other and such petition is not dismissed within sixty (60) days after it has been filed, or (iii) the other shall commit any material breach of its obligations hereunder.

               In the case of any material breach, neither party shall terminate this Agreement unless and until the other shall have failed to cure such breach within thirty (30) days after it shall have been served with a notice, in accordance with Section 23, (i) stating the nature of the breach, (ii) requiring that the breach be cured, and (iii) stating its intention to terminate the Agreement if compliance with the notice is not met.

        17.2 The termination of this Agreement shall not affect or prejudice any provisions of this Agreement which are expressly or by implication provided to continue in effect after such termination.

        17.3 If this Agreement is terminated, Motorola shall have the right to determine whether any unfilled Purchase Orders, Project Agreements, or Motorola Quotations in existence at the time of such termination shall be completed under the terms of this Agreement or canceled.

18.0    LIMITATION OF LIABILITY

        NEITHER PARTY, EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED HEREIN, WHETHER AS A RESULT OF BREACH OF AGREEMENT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), PATENT INFRINGEMENT, COPYRIGHT INFRINGEMENT, OR OTHERWISE, SHALL HAVE ANY LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT OR REVENUES, LOSS OF USE OF THE PRODUCTS OR ANY ASSOCIATED EQUIPMENT, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCTS, (EXCEPT REPLACEMENT PRODUCTS UNDER SECTIONS 9 AND 13), FACILITIES OR SERVICE, OR

Motorola/Nextel International/[See schedule Item 3 ]              35              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        DOWNTIME COSTS OR CLAIMS OF THIRD PARTIES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

19.0    ASSIGNMENT - RESALE OF EQUIPMENT

        19.1 Any re-sale of Equipment will require a re-licensing of the Software from Motorola, including payment of an IPL license fee by the new owner. Motorola reserves the right to relicense the software in countries Motorola is concerned over intellectual property rights or to users not approved by Motorola. Any sale-leaseback of equipment by the Customer will not require re-licensing or IPL Licensing fees and Motorola will cooperate with leasing company, as in the past, to provide appropriate waivers. Re-licensing and to qualifying international affiliates under Section 4.22 of the iDEN Infrastructure [*] Supply Agreement effective as of January 1, 1999 between Motorola, Inc. and Nextel Communications, Inc. shall be based upon rework fees and other expenses Motorola incurs, if any.

        19.2 The Agreement shall accrue to the benefit of and be binding upon the parties hereto and any successor entity into which either party shall have been merged or consolidated or to which either party shall have sold or transferred all or substantially all its assets. Specifically, Motorola may assign this Agreement, provided that Motorola, Inc. shall remain liable for performance hereunder. This Agreement shall not be otherwise assigned by either party without the prior written consent of the other party. In conjunction with any agreed to assignment of this Agreement, Motorola agrees to license the assignee pursuant to the terms set forth in Exhibit "F". A reasonable new Software License Fee may be required of any successive owner of iDEN infrastructure Equipment.

        19.3 Notwithstanding anything to contrary elsewhere in this Agreement, Customer may pledge, mortgage or otherwise assign all or any portion of this Agreement or any orders hereunder (or any combination thereof) to one or more providers of debt or equity financing (provided any such intended assignee is not a person or entity listed on the United States Department of Commerce Denied Parties List or to a person or entity residing in a country to which export of the iDEN Equipment is prohibited under United States law) upon terms and conditions satisfactory to Customer, provided that (i) Customer will remain liable for all obligations arising out of this Agreement, (ii) the assignee agrees in writing that the terms and conditions of this Agreement shall apply to and be binding upon the assignee to the same extent as Customer, to the extent that the assignee is exercising any right under this Agreement, (iii) in addition to any rights conferred on the assignee, and

Motorola/Nextel International/[See schedule Item 3 ]              36              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               Customer shall be treated as having placed the order and paid for purchases for purposes of all rights and benefits available to Customer under this Agreement.

        19.4 Motorola retains the right to subcontract, in whole or in part, any effort required to fulfill its obligations under this Agreement, provided Motorola shall remain liable for performance hereunder.

        19.5 Any resale of the FNE to a third party shall be subject to Motorola's approval, which shall not be unreasonably withheld and shall require execution of a Software License between Motorola and such third party and payment of a reasonable Software License fee.

        19.6 The parties acknowledge that the resale restrictions herein apply to infrastructure equipment only. The subscriber Agreement deals with subscriber unit warranty and licensing pass through. However, it is understood that Subscriber Units are expected to be sold to end users.

        20.0   SWITCH IN TECHNOLOGY

               20.1 If Customer determines that iDEN technology is no longer suited to its needs in part or in whole and consequently commercially viable to provide reliable digital dispatch, short message service, voice interconnect, circuit switched data and packet data services, Customer shall give notice of such determination to Motorola describing, with reasonable specificity any technology failure(s) and/or the reasons for Customer's determination at least six (6) months in advance of any public announcement or formal contract to purchase alternate technology ("Alternate Technology").

               20.2 In the case of a switch to an Alternate Technology that Motorola manufactures or elects to manufacture, Customer shall give Motorola the opportunity to supply Fifty Percent (50%) of Customer's needs of the Alternate Technology for infrastructure equipment of the Alternate Technology for a period of three (3) years following a public announcement to change the technology.

               20.3 If Customer makes a switch to Alternate Technology and Customer fails to maintain operational iDEN infrastructure equipment at the majority of its commercial cell sites deployed at the date such switch is first publicly announced, all financing outstanding by Motorola or its affiliates to Customer and its wholly owned or controlled subsidiaries shall become

Motorola/Nextel International/[See schedule Item 3 ]              37              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                      immediately due and payable upon written notice by Motorola to Customer.

21.0    GOVERNING LAW

        The validity, performance, and all matters relating to the effect of this Agreement and any amendment hereto shall be governed by the laws of the State of Illinois, USA, without regard to its conflicts of laws provisions.

22.0    ORDER OF PRECEDENCE

        In the event of an inconsistency in this Agreement, the inconsistency shall be resolved by giving precedence in the following order:

        22.1 This Agreement and duly executed amendments thereto, with the latest amendment precedence over earlier amendments;

        22.12  Exhibit "F" and all duly executed Amendments to Exhibit "F";

        22.13  The Price Book, as may be amended from time to time by Motorola;

        22.14 Purchase Orders and duly executed Change Orders thereto, with the latest Change Order taking precedence over earlier Change Orders;

        22.15 Project Agreements or Motorola Quotations and duly executed Change Orders thereto, with the latest Change Order taking precedence over earlier Change Orders;

        22.6 All other Exhibits in alphabetical order and all duly executed Amendments or Change Orders to said Exhibits.

        Purchase Orders will be used only to identify the quantity, location, price, and payment terms as allowed by this Agreement for Equipment, Software or Services ordered. No pre-printed or other terms and conditions on such Purchase Orders shall apply, and the terms and conditions herein shall control.

23.0    NOTICE

        23.1 Notices required to be given by one party to another shall be deemed properly given if reduced to writing and personally delivered or transmitted by recognized express mail, by registered or certified post to the address below, postage prepaid,

Motorola/Nextel International/[See schedule Item 3 ]              38              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


               or by facsimile with a confirmation of transmission printed by sender's facsimile machine, and shall be effective upon receipt.

               23.1.1 Customer shall receive notices as follows:

                      [See schedule Item 1 ]
                      [See schedule Item 2 ]
                      Attention: President
                      [See schedule Item 6 ]


               23.1.2 Nextel International shall receive notices as follows:

                      Nextel International, Inc.
                      10700 Parkridge Blvd.
                      Reston, VA 20191
                      Attention: V. P. Operations
                      Fax:     [*]

                      With a copy to:

                      Nextel International, Inc.
                      2001 Edmund Halley Drive
                      Reston, VA 20191
                      Attention: General Counsel's Office
                      Fax:   [*]


               23.1.3 Motorola shall receive notices as follows:
                        Motorola, Inc.
                        Network Solutions Sector
                        Customer Solutions Group
                        North American Region
                        1301 East Algonquin Road
                        Schaumburg, Illinois USA 60196
                        Attention: Vice President and Director iDEN North American Operations
                        Fax #:  [*]

                        With a copy to:

Motorola/Nextel International/[See schedule Item 3 ]              39              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                        Motorola, Inc.
                        Network Solutions Sector
                        Customer Commercial Relations
                        North American Region
                        1301 East Algonquin Road
                        Schaumburg, Illinois 60196
                        Attention: Director, Contracts and Regulatory
                        Fax #: [*]



        23.2 Either party may change the addresses for giving notice from time to time by written instructions to the other of such change of address.

24.0    SURVIVAL OF PROVISIONS

        The parties agree that where the context of any provision indicates an intent that it shall survive the term of this Agreement then it shall survive.

25.0    COVENANT NOT TO SOLICIT EMPLOYMENT

        Customer and Motorola hereto agree that during the period of time beginning with the execution of this Agreement and ending with the termination of this Agreement, neither party shall solicit any employee of the other involved in providing engineering, installation, integration, maintenance, and/or warranty service or to encourage such employee to work for the other. If, at any time, this provision is found to be overly broad under the laws of an applicable jurisdiction, this provision shall be modified as necessary to conform to such laws rather than be stricken herefrom.

26.0    GENERAL

        Failure or delay on the part of Motorola or Customer to exercise any right, power, or privilege hereunder shall not operate as a waiver. If any provision of this Agreement is contrary to, prohibited by or held invalid by any law, rule, order, or regulation of any government or by the final determination of any state or federal court, such invalidity shall not affect the enforceability of any other provisions not held to be invalid. Section and paragraph headings used in this Agreement are for convenience only and are not to be used to construe the provisions of this Agreement.




Motorola/Nextel International/[See schedule Item 3 ]              40              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


27.0    AUTHORITY

        Each party hereto represents and warrants that:

        27.1 It has obtained all necessary approvals, consents and authorizations of third parties and governmental authorities to enter into this Agreement and has obtained or will obtain all necessary approvals, consents and authorizations of third parties and governmental authorities to perform and carry out its obligations hereunder;

        27.2 The persons executing this Agreement on its behalf have express authority to do so, and, in so doing, to bind the party thereto;

        27.3 The execution, delivery, and performance of this Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and;

        27.4 The execution, delivery, and performance of this Agreement has been duly authorized by all necessary partnership or corporate action and this Agreement is a valid and binding obligation of such party, enforceable in accordance with its terms.

28.0    TERM

        The term of this Agreement shall be from June 30, 2000 until December 31, 2003 unless an Exhibit provides otherwise.

29.0    RE-EXPORTATION OF TECHNICAL DATA OR PRODUCTS

        Customer understands that all equipment, proprietary data, know-how, software, or other data or information obtained by Customer from Motorola is considered to be United States technology and is licensed for export and re-export by the United States Government. Customer therefore agrees that it will not, without the prior written consent of Motorola and the Office of Export Control, United States Department of Commerce, Washington, DC 20230, USA, knowingly export, re-export, or cause to be exported or re-exported, either directly or indirectly, any such equipment, proprietary data, know-how, software, or other data or information, or any direct or indirect product thereof, to any destination prohibited or restricted under United States law. Customer understands that the list of prohibited or restricted destinations may be amended from time to time by the United States Department of Commerce and that all such amendments shall be applicable to this Agreement.

Motorola/Nextel International/[See schedule Item 3 ]              41              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


30.0    DISPUTES AND DISPUTE RESOLUTION

        The parties will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then, except for disputes related to alleged patent, copyright, or trademark infringement, the dispute will be mediated by a mutually acceptable mediator to be chosen by the Motorola and Customer within thirty (30) days after written notice by the other demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and Motorola and Customer will share the costs of the mediation equally. Venue for mediation shall be the United States of America. By mutual agreement, however, the parties may postpone mediation until they have each completed some specified but limited discovery about the dispute. The parties may also agree to replace mediation with some other form of alternative dispute resolution (ADR), such as neutral fact-finding or a mini-trial.

        Any dispute which the parties cannot resolve through negotiation, mediation, or other form of ADR within four (4) months of the date of the initial demand for it may then be submitted to the Federal District Court of Delaware for resolution. The use of any ADR procedures will not be construed under the doctrines of latches, waiver, or estoppel to affect adversely the rights of either party. Nothing in this section will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

31.0    LANGUAGE

        The definitive text of this Agreement and its Exhibits shall be in English and all communications among the parties in the course of the present Agreement shall be made in English.

32.0    GOVERNMENT CONTRACTS

        In the event that Customer elects to provide goods or services to a Governmental Entity (defined herein), Customer does so solely at its option and risk and agrees not to obligate Motorola as a subcontractor or otherwise to such Governmental Entity. Customer remains solely and exclusively responsible for compliance with all statutes, regulations, and provisions governing sales to such entity. Motorola makes no representations, certifications, or warranties whatsoever with respect to the ability of its goods, services, or prices to satisfy any statutes, regulations, or provisions governing sales of goods or services to such Governmental Entity. The term "Governmental Entity" as used above

Motorola/Nextel International/[See schedule Item 3 ]              42              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        includes any government agency, federal, provincial, or municipal, any United States federal, state, or local government, agency, or instrumentality as well as any other non-United States government, agency, or instrumentality. Notwithstanding the above, if Customer elects to sell goods or services to a Governmental Entity, Motorola will review any Customer request for, readily available information which Motorola may, at its option supply.

33.0    SEVERABILITY

        In the event that any one or more of the provisions contained in the Agreement or in any of the Exhibits hereto should be determined to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired. The parties shall endeavor in good faith to replace any invalid, illegal, or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provision.

34.0    ENTIRE AGREEMENT

        This Agreement and the Exhibits hereto constitute the entire understanding among the parties concerning the subject matter hereof and supersede all prior discussions, agreements, and representations, whether oral or written, and whether or not executed by the parties. The subject matter of this Agreement is iDEN Infrastructure Equipment purchases. Documents or agreements relating to the parties' equity ownership in each other, if any, Customer's purchases of Subscriber Equipment or Motorola financing agreements are not superseded by this Agreement. The Equipment and Services purchased on or before June 30, 2000 under the terms and conditions of the [See schedule Item 4 ] shall be governed by such agreements. The terms and conditions for use of all Software, whenever purchased, shall be as set forth in this Agreement. All Equipment, Software and Services purchased on or after June 30, 2000 shall be governed by the terms and conditions of this Agreement.

        No modification, Amendment, or other change may be made to this Agreement or any Exhibit unless reduced to writing and executed by authorized representatives of all parties, or in the case of a Change Order executed by authorized representatives of Customer and Motorola.

        The terms and conditions of this Agreement shall prevail notwithstanding any variance with the terms and conditions of any order submitted by Customer or any acceptance or acknowledgment by Motorola following execution of this Agreement. In no event shall the preprinted terms and conditions found on any Customer purchase order, Motorola acknowledgment, a Change Order, or other form be considered an Amendment, or

Motorola/Nextel International/[See schedule Item 3 ]              43              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


        modification of this Agreement, even if such documents are signed by representatives of all parties. Such preprinted terms and conditions shall be null and void and of no force and effect.

35.0    COUNTERPARTS

        This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

36.0    COMMENCEMENT OF WORK

        Motorola's obligations to commence work hereunder shall begin upon the date which Purchase Orders are acknowledged by Motorola or Project Amendments are signed and delivered to Customer and Motorola. All time periods for completion of Motorola's obligations shall commence on such date.

THIS AGREEMENT IS EFFECTIVE AS OF THE 30 DAY OF JUNE 2000 ("EFFECTIVE DATE").

MOTOROLA, INC.                                    [See schedule Item 1 ]
                                                          [See schedule Item 5 ]
By:                                               By:
          ------------------------------------            ---------------------------------------
          (Authorized Signatory)                          (Authorized Signatory)

Name                                              Name
          ------------------------------------            ---------------------------------------

Title:                                            Title:
          ------------------------------------            ---------------------------------------



                                                  NEXTEL INTERNATIONAL, INC.

By:                                               By:
          ------------------------------------            ---------------------------------------
                                                          (Authorized Signatory)

Name                                              Name
          ------------------------------------            ---------------------------------------

Title:                                            Title:
          ------------------------------------            ---------------------------------------


Motorola/Nextel International/[See schedule Item 3 ]              44              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.


                                  EXHIBIT LIST


EXHIBIT "A"    PROJECT AGREEMENTS

EXHIBIT "B"    Technical Overview: Notes On The iDEN System [The current version is maintained on the iDEN web site. A hard copy of the present version (68P81095E55-D dated May 11, 1999) is attached.]

EXHIBIT "C"    System Performance Criteria and Acceptance Test Plan

EXHIBIT "D"    [Intentionally Omitted]

EXHIBIT "E"    System Maintenance

EXHIBIT "F"    Software License

EXHIBIT "G"    Training

EXHIBIT "H"    Documentation

EXHIBIT "I"    [Intentionally Omitted]

EXHIBIT "J"    [Intentionally Omitted]

EXHIBIT "K"    SMP Pricing Summary

EXHIBIT "L"    Price Book, [*]

EXHIBIT "M"    Listing of "Year 2000 Compliant" Products

EXHIBIT "N"    IPL Fees Per Subscriber

EXHIBIT "O"    Year 2000 SMP Proposal for Customer, dated March 14, 2000

Motorola/Nextel International/[See schedule Item 3 ]              45              Equipment Purchase Agreement

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

        Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

Motorola/Nextel International          Exhibit "A"                                       "A"-1
August 9, 2000                                                    Equipment Purchase Agreement


                                   EXHIBIT "A"
            TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                               PROJECT AGREEMENTS


For purposes of uniformity and brevity, references to "Agreement" or "Purchase Agreement" or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "A" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.


1.0    PROJECT AGREEMENT PROCESS

The scope of a Project is limited to the Purchase Orders and the Motorola Generic Statement of Work referenced in the Project Agreement. The Project Agreement is intended neither as a reconciliation document nor as a means to purchase Equipment, Software, and/or Services. All financial transactions shall be conducted in accordance with the applicable Purchase Orders. A Project Agreement format and example are attached to this Exhibit "A" as Appendices I and II, respectively.

1.1 Upon acceptance of one or more Purchase Orders containing a grouping of items that meets the definition of a System or System Expansion, Motorola shall initiate a Project Agreement.

1.2 A Motorola Generic Statement of Work that defines the Project shall be selected from the Price Book and referenced in Section I of the Project Agreement. In the event an appropriate statement of work is not included in the Price Book, a custom statement of work shall be incorporated into the Project Agreement. The project Generic ATP sections will be listed in Section IV of the Project Agreement.

1.3 The Purchase Order number(s), applicable line items, and values shall be referenced in Section II of the Project Agreement for identification purposes only. The total value of the Project Agreement shall reflect the System or System Expansion requirements as described in the Customer Purchase Order(s).

1.4 Motorola does not warrant that a Project Agreement will contain all necessary requirements for completion of the specific System or System Expansion Project stated in the Project Agreement. Motorola is responsible only for the Equipment, Software, and Services set forth and provided by Customer in the Purchase Orders issued for the Project. Additional Purchase Orders will be required and incorporated into the Project Agreement by amendment, as


       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-2
August 9, 2000                                                    Equipment Purchase Agreement


appropriate, in the event additional Equipment, Software, and/or Services are requested for completion of the Project.

1.5 The Implementation Schedule shall be defined via the format specified in the Project Agreement, Appendix I, Section III, and may be modified, as required, via mutual agreement. See Section 4.3 below for additional Implementation Schedule requirements.

1.6 The completed Project Agreement will be forwarded to Customer for countersigning within sixty (60) days of the last Purchase Order received that contains items for the System or System Expansion Project. Execution by Customer and Motorola of the Project Agreement shall be in accordance with the signatory requirements of the Supply Agreement.


2.0    PROJECT AGREEMENT AMENDMENTS

Amendments to existing Project Agreements shall be subject to mutual agreement. Amendments may result in price and schedule changes that shall be addressed by execution of a revised Implementation Schedule and/or Purchase Order.


3.0    PROJECT AGREEMENT TERMS AND CONDITIONS

3.1    Order of Precedence

This Exhibit "A" is subject to the terms and conditions in the Supply Agreement. Each Project Agreement will be subject to the Supply Agreement, specifically including Exhibit "A". In the event of a conflict, the order of precedence shall be as follows: (1) the Supply Agreement, (2) Exhibit "A", and (3) the Project Agreement.

3.2    Motorola Generic Statements of Work

The System or System Expansion Project described in each Project Agreement shall be installed in accordance with the applicable Generic Statement of Work set forth in the Price Book or as developed by mutual agreement between the parties.

3.3    Implementation Schedule

The System or System Expansion Project defined in a Project Agreement is subject to the Implementation Schedule contained in Section III of the Project Agreement. Said schedule shall be mutually agreed to no later than 60 days after the final Purchase Order is issued and accepted. In the event the Project includes an MSC expansion, said Implementation Schedule shall include milestones for completion of the MSC Pre-migration Checklist and the cutover, which are activities primarily controlled by Customer. Customer understands and agrees that any Customer


       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-3
August 9, 2000                                                    Equipment Purchase Agreement


caused delay in completion of the MSC Pre-migration Checklist or the cutover shall not defer any Customer obligations to meet any subsequent milestones listed in the applicable Implementation Schedule.

The Implementation Schedule may be mutually revised from time to time, as required. The revised Implementation Schedule shall be dated and shall incorporate all agreed to changes or modifications, including project additions, deletions, extensions, and compressions since the previously agreed to Implementation Schedule. In the event the parties fail to agree on the terms of the requested changes or modifications then the terms and scope of the existing Implementation Schedule in force at the time of the request shall govern.

3.4    Acceptance Test Plan (ATP)

The applicable test sections from the GATP that are required for Conditional Acceptance of a System or System Expansion will be defined in Section IV of the Project Agreement. The four (4) GATP sections associated with Conditional Acceptance are listed below; one or more of these sections may apply to a specific Project:

       -   Customer Unique Information Testing

       -   Site Operational Readiness

       -   Interconnect Voice Circuit Testing

       -   Administrative Function Test


Refer to Exhibit "C" for a brief discussion of each of these sections. Such ATP-Conditional Acceptance testing shall apply to all Equipment and Software supplied pursuant to the Project Agreement.

3.5    Use of Subcontractors

Motorola may either subcontract or use Motorola resources for the Project's labor effort. Motorola's pricing assumes the use of [*] in accordance with Motorola's standard pricing practices. Said re-pricing shall be agreed to prior to work commencing. Upon Customer's acceptance of the re-pricing, Customer shall issue a Purchase Order, or amend the applicable Purchase Order accordingly.

4.0    APPENDICES

The following appendices to Exhibit "A" are attached and incorporated by reference into the Supply Agreement:

       Appendix Number       Appendix Name
       ---------------       -------------


       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-4
August 9, 2000                                                    Equipment Purchase Agreement

             I               Project Agreement Format
            II               Project Agreement Example


---------------------------
(R)Reg. U.S. Pat. & Tm. Off.













       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-5
August 9, 2000                                                    Equipment Purchase Agreement


                                   APPENDIX I

                             PROJECT AGREEMENT FORM

I.  PROJECT DESCRIPTION - XXXXXX

Project Title (see Motorola Generic SOWs)   Project Location
-----------------------------------------   ----------------
[*                                          ]

II. The following Purchase Orders pertain to this Project:

Purchase Order # Issue Date    Rev. #    Revision Date        Value    Notes/Line Items
---------------------------    ------    -------------       -------   ----------------
                                                            $   [*    ]
                                                                [*    ]
                                                            ------
                                             TOTAL:         $   [*]


III.    THE IMPLEMENTATION SCHEDULE FOR THIS PROJECT IS AS FOLLOWS:

ID  Task Name                                                 Start  Finish          Task Owner
--  ---------                                                 -----  ------          ----------
1   [*                                                                                 ]
2   [*                                                                                 ]
3   [*                                                                                 ]
4   [*                                                                                 ]
5   [*                                                                                 ]
6   [*                                                                                 ]
7   [*                                                                                 ]
8   [*                                                                                 ]
9   [*                                                                                 ]
10  [*                                                                                 ]
11  [*                                                                                 ]
12  [*                                                                                 ]
13  [*                                                                                 ]
14  [*                                                                                 ]

IV. THE ACCEPTANCE TEST PLAN FOR THIS PROJECT WILL BE DEVELOPED FROM THE FOLLOWING GATP TEST SECTIONS:

-   (Enter test sections)
-
-

V.  PREVIOUSLY SUPPLIED EQUIPMENT

Listed below is Customer supplied equipment previously purchased and now provided in support of this Project. The warranty of this equipment will not change as a result of its incorporation into this Project. Customer is responsible for shipment of the equipment to the Project location and to insure that the equipment is functionally acceptable as a component of this Project.



                                   Page 1 of 2




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-6
August 9, 2000                                                    Equipment Purchase Agreement


(List equipment descriptions and serial numbers, or state "Not applicable")

1.
2.
 .
 .

Motorola and Customer hereby agree that the Equipment, Software, and Services ordered via the Purchase Orders listed in this Project Agreement constitute a specific System or System Expansion "Project". This Project shall be delivered, installed, and acceptance tested in accordance with the Implementation Schedule in Section III. Acceptance testing shall be in accordance with the Motorola Generic Acceptance Test Plan sections listed in Section IV. Installation shall also be done in accordance with the Motorola Generic Statement(s) of Work listed in Section I and defined in the Price Book. This Project Agreement is subject to the terms and conditions of the Customer/ Motorola iDEN Infrastructure 3 Year Supply Agreement, effective as of June 1, 2000.

[Customer].                                 MOTOROLA INC.
(AUTHORIZED SIGNATURE)

By:                                         By:
       -----------------------------               -----------------------------

Name:                                       Name:
       -----------------------------               -----------------------------

Title:                                      Title:
       -----------------------------               -----------------------------

Date:                                       Date:
       -----------------------------               -----------------------------














                                   Page 2 of 2





       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-7
August 9, 2000                                                    Equipment Purchase Agreement


                                   APPENDIX II

                            PROJECT AGREEMENT EXAMPLE

I.  PROJECT DESCRIPTION - TOR001

Project Title (see Motorola Generic TDAP SOW)    Project Location
---------------------------------------------    ----------------
[*                                                 ]

II. THE FOLLOWING PURCHASE ORDERS PERTAIN TO THIS PROJECT:

Purchase Order # Issue Date   Rev. #     Rev. Date          Value    Notes/Line Items
---------------- ----------   ------     ---------         --------  ----------------
[*                                                        $           ]
                                             Total         $    [*]

III.    THE IMPLEMENTATION SCHEDULE FOR THIS PROJECT IS AS FOLLOWS:

ID  Task Name                                               Start  Finish       Task Owner
--  ---------                                               -----  ------       ----------
1   [*                                                                            ]
2   [*                                                                            ]
3   [*                                                                            ]
4   [*                                                                            ]
5   [*                                                                            ]
6   [*                                                                            ]
7   [*                                                                            ]
8   [*                                                                            ]
9   [*                                                                            ]
10  [*                                                                            ]
11  [*                                                                            ]
12  [*                                                                            ]
13  [*                                                                            ]
14  [*                                                                            ]

IV. THE ACCEPTANCE TEST PLAN FOR THIS PROJECT WILL BE DEVELOPED FROM THE FOLLOWING GATP TEST SECTIONS:

-   Customer Unique Information Test
-   Administrative Function Test
-   Interconnect Voice Circuit Test

V.  PREVIOUSLY SUPPLIED EQUIPMENT

Listed below is Customer supplied equipment previously purchased and now provided in support of this Project. The warranty of this equipment will not change as a result of its incorporation into this Project. Customer is responsible for shipment of the equipment to the Project location and to insure that the equipment is functionally acceptable as a component of this Project.






                                   Page 1 of 2




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "A"                                       "A"-8
August 9, 2000                                                    Equipment Purchase Agreement


(List equipment descriptions and serial numbers, or state "Not applicable")

1.
2.





Motorola and Customer hereby agree that the Equipment, Software, and Services ordered via the Purchase Orders listed in this Project Agreement constitute a specific System or System Expansion "Project". This Project shall be delivered, installed, and acceptance tested in accordance with the Implementation Schedule in Section III. Acceptance testing shall be in accordance with the Motorola Generic Acceptance Test Plan Sections listed in Section IV. Installation shall also be done in accordance with the Motorola Generic Statement(s) of Work listed in Section I and defined in the Price Book. This Project Agreement is subject to the terms and conditions of the Customer/ Motorola iDEN Infrastructure 3 Year Supply Agreement, effective as of June 1, 2000.

[Customer].                                 MOTOROLA INC.
(AUTHORIZED SIGNATURE)

By:                                         By:
       -----------------------------               -----------------------------

Name:                                       Name:
       -----------------------------               -----------------------------

Title:                                      Title:
       -----------------------------               -----------------------------

Date:                                       Date:
       -----------------------------               -----------------------------













                                   Page 2 of 2




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Price Book                                     "B"-1
August 9, 2000                                                    Equipment Purchase Agreement


                                   EXHIBIT "B"
            TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                  TECHNICAL OVERVIEW: NOTES ON THE IDEN SYSTEM

                  68P81095E55-D, VERSION D, DATED MAY 11, 1999









       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality Provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of 122 consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                                   EXHIBIT "C"
            TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT

                              ACCEPTANCE TEST PLAN



For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to , the above - referenced Agreement to which this document is Exhibit "C" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto, unless otherwise specified herein.


1.0    PURPOSE

The purpose of this Exhibit "C" Acceptance Test Plan is to demonstrate to Customer that Motorola has delivered the Hardware, Software, and features as described in and pursuant to the Agreement and its Exhibits.


2.0    SYSTEM AND SYSTEM EXPANSION ACCEPTANCE

Acceptance of all Systems and System Expansions shall be governed by the requirements set forth below:

2.1    Motorola shall conduct acceptance test procedures in accordance with
Section 4.0, ATP -- Conditional Acceptance, and Section 5.0, ATP -- Final Acceptance, below. The test procedures shall be contained in the Acceptance Test Plan (ATP) for each System or System Expansion.

2.2 The ATP shall be based on the Generic Acceptance Test Plan (GATP) maintained by Motorola and may also include other additional tests mutually agreed to. The GATP shall be modified as needed to incorporate acceptance test procedures for newly developed Equipment and Software as part of the Software general release process and shall reflect the then current acceptance test procedures available. Any modifications to the GATP shall be made by Motorola to reflect Equipment or Software or to correct errors or omissions in the GATP. A copy of the current GATP is attached for reference.

2.3 The scope of the ATP required to achieve ATP -- Conditional Acceptance and ATP -- Final Acceptance for each specific System or System Expansion shall be identified and mutually agreed to. The specific System or System Expansion ATP shall contain only those GATP test procedures required to test the Equipment, Software, and the associated features ordered and shall be developed by Motorola based upon portions of the GATP applicable to the mutually agreed upon scope for ATP -- Conditional Acceptance and ATP -- Final Acceptance. The



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-2
August 9, 2000                                                    Equipment Purchase Agreement


schedule for performance of such specific ATP shall be included in the Implementation Schedule for the specific System or System Expansion.

2.4 Motorola shall supply to Customer, no later than sixty (60) days prior to the scheduled commencement of ATP -- Conditional Acceptance or ATP -- Final Acceptance, as applicable, the particular required test procedures to achieve the specific System or System Expansion ATP -- Conditional Acceptance and ATP -- Final Acceptance. Customer shall have thirty (30) days following receipt of said test procedures to review and comment on the content of the test procedures.

2.5 Only those features and items of Equipment and Software supplied by Motorola in accordance with the definitions of System and System Expansion contained herein, and installed by Motorola, or installed by Customer in accordance with Motorola-authored or Motorola-approved published installation and engineering standards, shall be included in and tested under the ATP for a System or System Expansion.


2.6 Individual Site tests and the switch test shall be performed in accordance with the ATP as soon as the individual Sites and switch are completed. The System test in accordance with the ATP shall be performed as soon as the switch and Site tests are completed. These tests shall take place even when all the Sites are not operational if all such unavailable Sites are due to Customer failure to perform its applicable obligations in accordance with the Implementation Schedule ("Customer Unavailable Sites"). If there remain unavailable Sites due to Motorola's failure to perform its applicable obligations in accordance with the Implementation Schedule, such tests shall be delayed until the affected Sites become operational.

2.7 The areas served by Customer Unavailable Sites shall not be included in the System Test. When the Customer Unavailable Sites are completed, the Site Test shall be completed for any Customer Unavailable Sites. The existence of Customer Unavailable Sites shall not delay ATP -- Conditional or ATP -- Final Acceptance as long as the other items necessary for ATP -- Conditional or ATP -- Final Acceptance are complete.

2.8 Customer may order additional testing above and beyond the specific acceptance test procedures defined in Sections 4.0 and 5.0, below, for a System or System Expansion. In accordance with Section 7.0 of the Agreement, the additional test procedures to be performed and the price thereof shall be identified and mutually agreed to prior to acceptance of an order. The completion of these additional test procedures shall be outside the scope of the System or System Expansion ATP and shall not be apart of, nor a precedent to, ATP -- Conditional Acceptance or ATP -- Final Acceptance of a System or System Expansion.

2.9 The acceptance test procedures as defined in Sections 4.0 and 5.0 shall not include, and shall be separate and distinct from, any Software testing developed and executed in conjunction with, and required to achieve, general release of Software under the Software Maintenance Program (SMP) of the Agreement.



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-3
August 9, 2000                                                    Equipment Purchase Agreement


2.10 The conduct of Conditional Acceptance testing procedures shall preclude Customer from initiating an expansion to a System or System Expansion prior to the relevant Scheduled Completion Date, unless the parties agree in writing that such expansion does not result in material delay and/or expense to Motorola in conducting and/or completing Conditional Acceptance testing procedures in accordance with the relevant Scheduled Completion Date.


3.0    RESPONSIBILITIES

3.1 Initial System acceptance testing involves both the testing of the FNE itself and the exercising of interfaces to Systems external to the FNE. For this reason, testing of all external equipment must be completed prior to recommencement of FNE acceptance testing to assure its proper functioning. The Customer is responsible to ensure the proper functioning of equipment not supplied by Motorola. Initial System acceptance testing shall be a joint responsibility between Motorola and Customer.

3.2 During Motorola performance of the ATP, Customer shall: (i) place the System or subsystem in the appropriate condition (i.e. System lockdown) necessary to permit such testing to be conducted at all reasonable times in accordance with a schedule to be mutually agreed to by the parties; (ii) make the Equipment, data, and facilities required for completion of Conditional Acceptance testing available to Motorola in accordance with such approved schedule; and (iii) provide free access, ingress and egress to Customer facilities as reasonably required to perform Conditional Acceptance in accordance with such approved schedule.

3.3 A qualified member of the Motorola staff, as designated by Motorola, will serve as acceptance test coordinator. The test coordinator will be responsible for observing and documenting test results. Customer will provide an acceptance test monitor who will assist in conducting the test procedure and observe and verify the tests.

3.4 Motorola shall provide Customer a schedule of the ATP procedures and notify Customer of the time and place at which such tests are to be conducted. Customer shall have the right to observe the conduct of the tests and the results thereof. Customer shall use reasonable efforts to accommodate Motorola's ATP schedule.

3.5 Customer is responsible for coordinating, with Motorola's assistance, the activities of any common carrier or other public or private agency, firm, etc., whose participation may be required in successfully executing the test plan.


4.0    TEST PROCEDURES FOR ATP -- CONDITIONAL ACCEPTANCE

4.1 The ATP Conditional Acceptance is comprised of four (4) test sections, as appropriate, to verify performance and functionality of a System or subsystem. The defined test




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-4
August 9, 2000                                                    Equipment Purchase Agreement


methodologies, target performance goals, timing, reference documents and applicability to a new System or System Expansion are described below. The test sections include:

       -   Customer Unique Information Testing
       -   Site Operational Readiness
       -   Interconnect Voice Circuit Testing
       -   Administrative Function Test

4.2    Customer Unique Information Testing

The Customer Unique Information Testing shall evaluate the implementation of System unique database elements developed by Motorola utilizing specific information provided by Customer. The test shall ensure that new System elements are properly provisioned prior to loading of end users on a new network. The System unique database may consist of the following database elements, but Motorola shall specify the database requirements based upon the final System configuration.

       a) MSC Dialplan. Verify the MSC translations by generating incoming and outgoing calls on each NPA-NXX for each call type to include supplementary services.

       b) Dispatch and Interconnect Voice Server Testing. The voice server tests shall include the confirmation of functional call processing on all Site time slots provisioned for I6 dispatch and of functional call processing on all Site time slots provisioned for I6 and I3 interconnect call applications.

4.3    Site Operational Readiness

Site Operational Readiness will consist of the evaluation of Site Hardware installations against established Motorola standards. It will follow installation of each Site when power is available to each Site and all radio equipment is installed and hooked up. It will ensure that all Motorola-supplied Equipment is present, properly installed, and connected with other Site equipment.

4.4    Interconnect Voice Circuit Testing

Interconnect Voice Circuit Testing shall confirm the connectivity and operations of all voice circuits between the MSC and the BSC Equipment.

4.5     Administrative Function test

Administrative Function Tests will confirm the operation of primary and common administrative functions available on the Operations Maintenance Center (OMC). These functions include, but are not limited to, Site build and load, parameter changes, System statistics gathering, alarm functionality, and making back-ups on the System.

4.6    Pass/Fail Criteria



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-5
August 9, 2000                                                    Equipment Purchase Agreement


Pass/Fail criteria of individual ATP-Conditional Acceptance tests will be included within the detailed test procedures delivered by Motorola to Customer as defined in Section 7.0 below. Pass/fail criteria identified in the ATP -- Conditional Acceptance test procedures will be based on the applicable component specifications.

4.7    Special Consideration for System Expansions

The ATP for a System Expansion may contain a subset of the acceptance tests for a System and will be dependent upon the Equipment and Software purchased in the System Expansion.

4.8    Conditional Acceptance

In the event that commercial service has not yet commenced, ATP -- Conditional Acceptance for a System or System Expansion shall occur when Motorola has completed and passed, to mutual agreement, the applicable ATP tests. ATP -- Conditional Acceptance shall not be delayed because of minor (level 4 or below) test failures. Such defects may be placed on the punchlist for later resolution. In the event of major test failures caused by level 6 or above defects, completion of the ATP will be delayed until each such defect is corrected and the item retested. Defects caused by systemic Software issues that are not service affecting are covered under the Software Maintenance Program (SMP).

4.9    Customer Performance Test Period

       a) Upon completion of the ATP, a Punchlist shall be mutually developed within [*]. In addition, a [*] Performance Test Period shall commence immediately following successful completion of the ATP -- Conditional Acceptance test procedures, to allow Customer to operate the System to determine if additional failures are found as a result of Motorola products failure to operate as specified.

       b) Prior to completion of the [*] test, Customer may load the System or System Expansion for a period not to exceed [*] (unless otherwise mutually agreed to) with [*], or as otherwise mutually agreed to, in accordance with the terms of the Commercial Service definition in
          Section 1.0 of the Agreement, provided this activity does not interfere with commissioning or System testing. Such loading for Customer testing purposes shall not trigger Commercial Service.

       c) Testing conducted during the [*] Performance Test Period shall be witnessed by Motorola, and the results, including failures, must be reproducible and documented by Customer to be included in the Punchlist. This testing shall be limited to testing of the System infrastructure functionality tested in the ATP. The testing shall specifically exclude testing of System RF coverage and voice quality.



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-6
August 9, 2000                                                    Equipment Purchase Agreement


       d) To be included in the ATP Punchlist, test failures found during the Performance Test Period must be Level 6 or above and, upon mutual agreement, placed on the Punchlist within the [*] Performance Test Period. Any defects found after the Punchlist is finalized shall be resolved in accordance with the warranties provided under the Agreement.

4.10   Customer Certification of Conditional Acceptance

Upon agreement on the contents of the Punchlist, Customer shall endorse the Motorola provided letter of acceptance signifying occurrence of ATP -- Conditional Acceptance.


5.0    ATP -- FINAL ACCEPTANCE AND CUSTOMER CERTIFICATION

When substantially all Punchlist Items (including all Level 6 and above defects) are resolved , ATP -- Final Acceptance shall be granted. Such approval shall not be unreasonably withheld. ATP -- Final Acceptance shall be evidenced by a letter of acceptance provided by Motorola and signed by Customer.


6.0    ACCEPTANCE GUIDELINES

6.1 In the event that, due to a problem outside Motorola's control, a particular test or group of tests cannot be completed within the time scheduled, one of these procedures will be implemented:

       a) The affected test or portion of a test may be interrupted and rescheduled for completion or retesting at some future time.

       b) The affected test or portion of a test may be continued to completion and the Acceptance Test schedule amended as required to accommodate the remaining tests and the exceptions that failed the original testing.

       c) If the problem results from Customer action or inaction or due to non-performance of a Customer responsibility, the affected test will be rescheduled and any additional costs will be borne by Customer.

Motorola will confer with Customer and decide, on a case by case basis, which of these procedures is appropriate and notify Customer.

6.2 In the event of Customer-caused delays in the implementation of a System or System Expansion, ATP -- Conditional Acceptance shall be deemed granted 60 days after the ATP -- Conditional Acceptance date set forth in the Project Implementation Schedule and all payments associated with ATP -- Conditional Acceptance shall be due and payable as of this date. ATP --




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-7
August 9, 2000                                                    Equipment Purchase Agreement


Final Acceptance for such System or System Expansion shall be deemed granted 90 days after the ATP -- Conditional Acceptance date set forth in the Project Implementation Schedule and all payments associated with ATP -- Final Acceptance shall be due and payable as of this date.


7.0    REPORTING RESULTS AND RETESTING

7.1    Test Sequencing

At the completion of each test, a pass/fail determination will be made based on the performance of FNE Equipment supplied by Motorola and subject to Acceptance Testing under the Agreement. In the event of test failure, other tests not effected by the failed test will not be delayed and can continue while remedies are prepared for the failed test. Failed test procedures will be scheduled for retesting as appropriate

7.2    Regression Testing

After a test failure has been remedied it will be scheduled for retest. Previous tests that have passed and that logically could be affected by the remedy for the failed test will be repeated. Previously passed tests that are logically unaffected by the remedy for the failed test do not require retesting. Motorola will determine whether a test is or is not logically affected by any remedy.

7.3    Test Failure Severity Levels

The following table defines the Test Severity Levels to be used in recording Test Results:


                                               TABLE 1
---------- -------------------------------------------------------------------------------------
  LEVEL    DESCRIPTION
---------- -------------------------------------------------------------------------------------
   10      Service Affecting.  Call processing or traffic handling are severely affected in some manner by the failure.
---------- -------------------------------------------------------------------------------------
    6      Performance Affecting.  Some adverse impact on System performance affecting the quality of service on call processing or traffic handling.
---------- -------------------------------------------------------------------------------------
    4      Minor Problem.  The failure does not impact call processing, traffic handling, or
           System performance, but pass/fail criteria of the test procedure have not been satisfied.
---------- -------------------------------------------------------------------------------------
    3      Documentation.  Proper System operation has been observed, but System documentation referenced in the test procedure is ambiguous, misleading, or incorrect.
---------- -------------------------------------------------------------------------------------
    1      Procedural.  Proper System operation has been observed, but the test procedure is ambiguous, misleading, or incorrect.
---------- -------------------------------------------------------------------------------------
    0      External.  Test failure was caused by equipment not supplied by Motorola or
           Equipment supplied by Motorola but not subject to Acceptance Testing under the current Agreement or R/F interference generated by sources outside the System not under control of Motorola.
---------- -------------------------------------------------------------------------------------




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-8
August 9, 2000                                                    Equipment Purchase Agreement

---------- -------------------------------------------------------------------------------------
           Change Request.  Customer has requested a change to test procedures or System
    0      characteristics which is beyond the scope of the current Agreement.
---------- -------------------------------------------------------------------------------------

7.4    Record of Test Results

During the entire Acceptance Test period, the Motorola Coordinator will maintain a record of test results on the standard data sheets, which will be made available for review by Customer's Acceptance Test Monitor. In the event of test failure, the severity of the failure will be determined and recorded. A description of the extent of the failure will also be recorded, along with requirements for retesting to demonstrate that the failure has been cleared.

7.5    Acceptance Report

7.5.1 Upon completion of each ATP test, Motorola shall submit to Customer for approval all test reports setting forth full and accurate test results obtained. Customer's approval of such test reports shall not be unreasonably withheld or delayed. The test reports shall also summarize the results of testing conducted. Each test report shall contain the necessary analysis and collected data to support conclusions, and copies of the original test data sheets shall be provided to the Customer.

7.5.2 The completed data sheet will contain all of the test results. Therefore, it will form the basis for Acceptance of the System. Information on any Acceptance Test procedures still pending will be included.

7.6    Acceptance

Neither endorsement of the Acceptance Test results nor the issuance of a Letter of Acceptance will be delayed because of minor (level 4 or below) defects of Equipment or Software. Motorola will use commercially reasonable efforts to expeditiously correct such reproducible defects, if any, within 90 days after ATP -- Conditional Acceptance.

---------------------------
(R)Reg. U.S. Pat. & Tm. Off.







       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          EXHIBIT "C"                                       "C"-9
August 9, 2000                                                    Equipment Purchase Agreement






























       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-1
August 9, 2000                                                    Equipment Purchase Agreement



                                   EXHIBIT "E"
             TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                               SYSTEM MAINTENANCE


For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "E" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

This Exhibit sets forth Motorola's technical maintenance obligations (collectively, the "System Maintenance") with respect to FNE Equipment or Software during the warranty periods stated in Section 8 of the Agreement and any maintenance options purchased by Customer.

Motorola shall provide its "Standard Maintenance Services Plan," as set forth in Schedules A through C below, during the initial warranty period for each item of FNE Equipment purchased under the Agreement. The maintenance services in Schedule B are included in the FNE item's warranty purchase price and shall be provided for a period of 16 months after the date of Equipment shipment; the services in Schedules A and C are provided under the terms of the annual Software Maintenance Program (SMP). An optional maintenance service, referred to as "Optional Local Engineering Support Services," is also offered by Motorola as set forth in Schedule D, below. The maintenance option, when selected by Customer, must be procured in accordance with pricing in the iDEN Infrastructure Price Book.

MAINTENANCE SERVICE PLANS

The following is a description of the scope of work to be provided by Motorola under Motorola's Standard Maintenance Services Plan (see Schedules A-C in Sections 3-5) and Optional Local Engineering Support Services (see Schedule D in
Section 6).

1.      SCOPE

        1.1 Motorola shall maintain each FNE element covered by a maintenance plan according to the terms and conditions set forth herein and for the prices referenced above and in Section 8 of the Agreement.

        1.2 The Standard Maintenance Services Plan shall be provided during the FNE Equipment warranty period as defined in Section 8 of the Agreement. The individual segments of the plan may be extended thereafter at Motorola's then current rates. The plan shall consist of the following:

               1.2.1    Schedule A:  Telephone Technical Support

               1.2.2    Schedule B:  Depot Repair Maintenance.

               1.2.3    Schedule C:  Software Maintenance.





       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-2
August 9, 2000                                                    Equipment Purchase Agreement


        1.3 The optional maintenance services listed below will be provided when separately purchased in accordance with the iDEN Infrastructure Price Book:

               1.3.1   Schedule D:  Optional Local Engineering Support Services.

2.      CUSTOMER RESPONSIBILITIES

        Customer shall:

        2.1 Appoint a System Manager for each System and supply Motorola with the name, address and telephone number of the System Manager who shall be responsible for coordination with Motorola personnel and who shall, at the option of the Customer System Manager, make available a Customer representative during Motorola performance of Services.

        2.2 Control Site environmental conditions including but not limited to temperature, humidity, voltage, VSWR, etc. according to FNE specifications.

        2.3 Provide reasonable facilities including, but not limited to, secure storage space, a designated work space with adequate temperature control and light, and use of all FNE and communications facilities, including access to a telephone line.

        2.4 Supervise and perform all normal day-to-day System operational activities.

        2.5 Perform System restarts or other maintenance activity as directed by Motorola service manuals prior to initiating a service call for any System problem unless previously instructed otherwise by a Motorola representative.

        2.6 Assist Motorola in Motorola's diagnosis of reproducible Software malfunctions and cooperate with Motorola remote and local personnel as they provide technical supervision and support to Customer's maintenance technicians.

        2.7 Furnish, maintain and repair equipment, products, and services supplied by:

               2.7.1 The local telephone company (which include but are not limited to local exchange interface),

               2.7.2    Vendors other than Motorola, and

               2.7.3 Vendors of mobile and/or other portable subscriber units.

        2.8 Supervise, manage and control its use of the licensed Software including but not limited to:

               2.8.1 Assuring proper machine configuration, program installation, audit controls and operating methods;

               2.8.2 Implementing adequate backup plans, based on alternate procedures to diagnose, patch and repair Software defects in the event of a Software malfunction; and


       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-3
August 9, 2000                                                    Equipment Purchase Agreement

               2.8.3 Implementing sufficient procedures and checkpoints to satisfy Customer's requirements for security and accuracy of input and output as well as restart and recovery in the event of malfunction. Such procedures and checkpoints will be provided to and followed by Motorola.

        2.9    Procure its desired test equipment for its own use.

        2.10   Procure and stock Field Replaceable Units ("FRUs").

3.      SCHEDULE A:  TELEPHONE TECHNICAL SUPPORT

        Motorola shall provide Customer a telephone number for access to unlimited twenty-four (24) hour seven (7) days a week telephone technical support from a Motorola supplied central support function in Schaumburg, Illinois, as set forth in the SMP Proposal set forth in Exhibit "O" of the Agreement.

4.      SCHEDULE B:  DEPOT REPAIR SERVICE

        Motorola shall provide depot repair of Field Replaceable Units (FRUs) at a Motorola repair facility or a repair facility authorized by Motorola in accordance with Section 8.1 of the Agreement and the terms set forth below:

        4.1 Customer shall determine and identify all FRUs indicated to be defective and ship, prepaid by Customer, said defective equipment to the designated Motorola repair facility.

        4.2 Motorola will repair and test all defective FRUs and will return said FRUs to Customer at a location designated by Customer within a reasonable time after receipt at the Motorola authorized repair location. Motorola shall pay for shipping to Customer's location.

5.      SCHEDULE C:  SOFTWARE MAINTENANCE PROGRAM ("SMP")

        Pursuant to Section 8.4 of the Agreement, (i) Exhibit "K" sets forth the pricing for SMP, (ii) the subsections below set forth SMP general terms,
        (iii) the proposal set forth in Exhibit "O" further defines the SMP services and pricing for 2000, and (iv) Motorola periodically shall make proposals governing SMP services and pricing for the remaining portions of the term of the Agreement. The license for Software provided during the SMP shall be provided in accordance with Exhibit "F" to the Agreement.

        5.1    Definitions

               CERTIFICATION - The approval by Motorola that Customer's current Software is in acceptable condition for coverage under the Software Maintenance Program.

               FEATURE - A new Software functionality or substantial performance improvement that is made available to Customer for the then current Software release.




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-4
August 9, 2000                                                    Equipment Purchase Agreement

               FIRMWARE - Software in object code form that is implanted in hardware such as, by example and not limitation: ROM (Read Only Memory); PROM (Programmable Read Only Memory); or EPROM (Erasable Programmable Read Only Memory).

               MAJOR RELEASE - The issue of Software and any superseding issue thereof which adds to, improves, or enhances existing Software Features and capabilities involving more extensive changes to the underlying source code or the user interface than is the case in a Point Release. A Major Release may also correct defects in earlier releases.

               NEW FEATURE RELEASE - A Major Release which contains one or more new Features.

               POINT RELEASE - A superseding issue of the Software which adds to, improves, or enhances existing Features and capabilities of the Major Release of Software with which it is associated. A Point Release may also correct defects in earlier releases.

               REHOSTING - The integration of SP Software into Customer's current release of Software.

               SOFTWARE PATCH - Software that corrects or removes a reproducible anomaly or "bug" in an existing Major Release.

               SOFTWARE UPDATES - Those Software "fixes" and "patches" issued by Motorola which correct a reproducible service-affecting defect in a Major Release of the Software, whether or not such defect applies to Software furnished to Customer under this Agreement. Software Updates do not include Point Releases or Major Releases, and do not represent an upgrade to or enhancement of existing Software performance levels.

               SPECIAL PRODUCT SOFTWARE (SP) - Features developed for Customer which contain Customer unique features and/or functionality.

        5.2 All Major Releases and Software Updates (not Optional Features) made available by Motorola to any other iDEN customer shall be made available to Customer free of charge (except for SMP charges).

        5.3 Optional Features and SP Software may be included in SMP at additional cost which shall be added to the base SMP rate and included as part of the annual audit set forth in Section 5.14.

        5.4 Travel and associated expenses for on-site visits by Motorola personnel are not covered by this SMP unless, in Motorola's judgment, such travel is required to perform the warranty work or is provided for under the "iDEN System Software Loading Support Services"section of the SMP Proposal set forth in Exhibit "O".




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-5
August 9, 2000                                                    Equipment Purchase Agreement



        5.5 Customer may purchase Motorola FNE additions required to accommodate new features and/or functionality at an additional charge to Customer as set forth in the iDEN Infrastructure Price Book. Motorola shall notify Customer of any additional hardware requirements as soon as they are aware that such additional hardware is necessary. Motorola failure to notify Customer of material changes in hardware, when known prior to Customer order of such features or functions, will result in cancellation of the original order and allowance for the Customer to reconsider its wish to proceed.

        5.6 After completion of an SMP coverage period, if Customer declines to purchase and extend the SMP for a future term or if Customer terminates a subsequent SMP and thereby allows SMP coverage to lapse for a System, Motorola must certify (as described in Section 5.7 herein) the System before Motorola will make the SMP available to Customer for such System for another term.

        5.7 Certification for SMP consists of the following: (1) Motorola will audit Customer's System at Customer's expense; (2) Motorola will identify the FNE and/or IPL that must be purchased by Customer, if any, in order to bring Customer's System to the current release level (this includes back payment of all lapsed
               SMP); (3) Customer must acquire such FNE and/or IPL; and (4) once Customer has purchased the necessary items, Motorola will certify Customer's System and make SMP available to Customer at the then current Motorola price.

        5.8 While Customer is enrolled in the SMP, Motorola shall provide all labor necessary to correct any service-affecting Software defects for the full warranty period and for any period the Software is covered by the SMP, without charge to Customer, and in accordance with the warranty provisions contained in Exhibit "F".

        5.9 During the period SMP is purchased by Customer, Motorola shall provide the services defined in Schedule A (Telephone Technical Support) under SMP.

        5.10 Customer shall be responsible for the first level of maintenance, including but not limited to diagnosis and isolation of reproducible Software malfunctions. In the event of any such Software malfunction, Customer shall notify Motorola immediately, followed by written confirmation of such notice. Motorola will acknowledge receipt of verified reproducible Software malfunctions and will promptly provide such service as is necessary to correct service-affecting defects in accordance with the published Motorola specifications. Customer shall be responsible for the installation of new Releases, Updates and associated Firmware.

        5.11 SMP applies only to the Software as supplied or modified by Motorola. Modifications, attempted modifications, or additions to the Software by Customer or by any party other than Motorola is a breach of the Software License contained in Exhibit "F" to the Purchase Agreement and will void all obligations of Motorola under the SMP.





       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-6
August 9, 2000                                                    Equipment Purchase Agreement


        5.12 Motorola shall have no obligation to support any Software other than the current Release and the immediately preceding Major Release.

        5.13 The SMP supplied to Customer during the warranty period shall be automatically renewed on a yearly basis.

        5.14 Customer shall agree to yearly audits by Motorola of Systems configurations and capacities in order to calculate the new SMP price. The new SMP price for the following year shall be calculated at the end of each calendar year and shall be based on the Products in Commercial Service at that time. If Customers' initial SMP coverage expires prior to December 31, the renewal period shall expire on December 31, and Customer shall be charged for the pro rata amount of the SMP fee to cover the period from expiration to December 31 of that year. The next renewal period shall begin on January 1 of the next year.

5.15 The Software Maintenance Program (SMP) Proposal set forth in Exhibit "O" shall be subject to the terms and conditions of the Agreement into which this Exhibit "E" is incorporated. The following statement in the "Additional Terms and Conditions" subsection of Section 4 to Exhibit "O" is therefore superceded:



                   Except as modified herein, all terms and conditions of the [See schedule Item 4] shall apply to any resultant Purchase Order and shall supersede and replace any preprinted terms and conditions contained on said Purchase Order.

6.      SCHEDULE D:  OPTIONAL LOCAL ENGINEERING SUPPORT SERVICES

        The following Service option is offered by Motorola to Customer concurrently with the maintenance service contained in Schedules A through C during the warranty period and may be extended on an annual basis.

        6.1    LOCAL ENGINEERING SUPPORT

               Motorola shall provide local engineering support to Customer in accordance with the selected MSO warranty in the iDEN Infrastructure Price Book for each new switch purchased. Said engineering support shall aid in troubleshooting switch issues, provide telephone support to troubleshoot issues for remote BSC and EBTS sites, and be available during Customer's normal working hours (the equivalent of 8:00 am to 5:00 pm), Monday through Friday.

7.      SERVICE LIMITATIONS AND EXCLUSIONS

        The following applies to any of the Maintenance Service Plans contained in this Exhibit.

        7.1 Service does not include installation for System hardware expansions requested by Customer.




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-7
August 9, 2000                                                    Equipment Purchase Agreement

        7.2 Service does not include: normal system operating responsibilities; the provision of operating supplies or replacement of consumable supplies; electrical work external to the Switch; or any other functions not required per this Exhibit "E".

        7.3 Service does not include maintenance or repair of towers, antennas, transmission lines, telephone lines, microwave equipment, building's HVAC, or back-up generators unless such products are provided by Motorola.

        7.4 Movement of equipment and reinstallation by anyone not authorized by Motorola may void any obligation or warranty by Motorola. Such authorization by Motorola will not be unreasonably withheld.

        7.5 Customer shall not modify, remove, or obliterate the bar code, serial number, or other identifying mark(s) on the products. Any Product so altered and in need of repair shall be repaired at the sole discretion of Motorola.

        7.6 Motorola shall have no obligation to repair or replace items when such repair or replacement is caused by the following:

               7.6.1 An event of Force Majeure. However, Motorola agrees, upon Customer's request, to participate with Customer and make an assessment with respect to any damage as a result of such event and to provide a quotation with respect to the repair and/or replacement of the items damaged.

               7.6.2    Acts of vandalism.

               7.6.3 Attempts by other than personnel authorized by Motorola to repair, maintain, install or modify the equipment, or if the product is used in other than its normal and customary manner;

               7.6.4 Customer's failure to maintain prescribed environmental conditions or external electrical tolerances.

               7.6.5 Damage which occurs during shipment from Customer to Motorola.

               7.6.6 Replacement or malfunction of consumable items such as printing ribbons.

               7.6.7 Failure of any part of the Interconnected Carrier equipment.

---------------------------

(R)Reg. U.S. Pat. & Tm. Off.






       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "E"                                    "E"-8
August 9, 2000                                                    Equipment Purchase Agreement



























       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "F"                                      "F"- 1
August 9, 2000                                                    Equipment Purchase Agreement


                                   EXHIBIT "F"
             TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT
                                SOFTWARE LICENSE


For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the above - referenced Agreement to which this document is Exhibit "F" and to the other Exhibits to that Agreement, except as otherwise stated herein. All definitions set forth in the Agreement shall apply hereto except as otherwise expressly defined herein.

1.    DEFINITIONS

      Features - Features include Optional Features and Standard Features.

      Initial Program Load (IPL) - The Initial Program Load contains the Operating System Software (O/SS) and the Standard Features of the current Software Release.

      Initial License Fee (ILF) - The Initial License Fee is the License Fee for using the O/SS, and all Standard Features included in the IPL. This fee does not cover the use of any Optional Features. This fee also does not cover the use of Software on expansion equipment associated with Network Elements, unless such expansion equipment is installed when Customer pays the Initial License Fee.

      License Fee - License Fee means the fee paid by Customer pursuant to
      Section 6.1.4 of the Agreement for the right to use Software in accordance with the terms of this Exhibit.

      Network Elements - Network Elements refer to the network infrastructure components, including those components associated with Internet Protocol
      (IP) network architecture. Network Elements include, but are not limited to, the Fixed Network Equipment (FNE), and any expansions or sub-components thereof. Network Elements may be either manufactured or supplied by Motorola or by third parties.

      Network Features - Network Features allow specialized communication between any Network Elements.

      Operating System Software (O/SS) - The O/SS brings the hardware platform to a state of readiness that allows Standard and Optional Features to run.

      Operational Features - Operational Features improve the overall non-call performance of the network. Non-call performance includes increased call quality, increased availability and decreased cost of ownership. Examples of Operational Features include Billing Features, CAMP Terminal Expansions, Interference Cancellation, and Multiple Alarm Expansions.




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "F"                                      "F"- 2
August 9, 2000                                                    Equipment Purchase Agreement


      Optional Features - Optional Features provide incremental functionality beyond the Standard Release and require the purchase of individual feature licenses. Optional Feature categories include Subscriber Features, Network Features and Operational Features.

      Software - Software is any computer program, including the O/SS, the Features and any other computer program, whole or partial copies of a computer program, adaptations, derivative works, modifications, translations, updates or enhancements of all or part of a computer program, documentation associated with a computer program, and the techniques and ideas embodied and expressed in a computer program (including but not limited to the structure, sequence and organization of a computer program.) A computer program comprising Software under this Agreement is in any medium (including but not limited to all types of permanent or semi-permanent memory or storage devices, in hard-wired logic instructions, or in any electronic medium) and in any form (for example, human or machine-readable form), and a computer program is furnished directly or indirectly by Motorola to Customer, or, to the extent permitted under this Agreement, is a Customer's copy, adaptation, derivative work, modification, translation, update or enhancement of a computer program furnished directly or indirectly by Motorola to Customer. The computer programs comprising Software may be used solely in conjunction with the System Configuration. NOTWITHSTANDING THE FOREGOING, THE TERM SOFTWARE SHALL NOT INCLUDE THIRD PARTY COMPUTER PROGRAMS PROVIDED UNDER SEPARATE LICENSE AGREEMENTS SUCH AS SHRINK-WRAP LICENSE AGREEMENTS, OR THIRD PARTY COMPUTER PROGRAMS NOT LICENSABLE UNDER THE TERMS OF THIS AGREEMENT, SUCH AS THIRD PARTY COMPUTER PROGRAMS PROVIDED UNDER THE FREE SOFTWARE FOUNDATION'S GENERAL PUBLIC LICENSE. Any reference herein to Software being "sold" or "purchased" shall in fact be deemed to be a reference to Software being "licensed."

      Software Release - A Software Release is a new version of Software that contains new Standard Features, O/SS upgrades, and those Optional Features that have been licensed separately and individually by Customer.

      Standard Features - Standard Features are included in the current Software Release at no additional charge. Included in the Standard Features is the Call Processing functionality that allows the Network Elements to operate as a wireless communications system.

      Subscriber Features - Subscriber Features are those that can either be offered on a per-subscriber or per-traffic channel basis and/or which are apparent as features to the subscriber. Examples of Subscriber Features include Caller Preview Service, Message Waiting Notification and Authentication.

      System Configuration - System Configuration means the combination of Software and Network Elements installed in the System for which the most recent License Fees due under the terms of this Agreement have been paid by Customer. (For the purposes of this



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "F"                                      "F"- 3
August 9, 2000                                                    Equipment Purchase Agreement


      definition, a Network Element does not include that expansion equipment associated with such Network Elements if such expansion equipment has not yet been installed.)

2.    LICENSE GRANT

      2.1 Concurrent with execution of the Agreement and subject to the payment of applicable License Fees hereunder, Motorola grants to Customer a personal, perpetual, revocable, limited, non-exclusive and non-transferable license under applicable copyrights and trade secret rights to use Software in connection with the System Configuration. The term "use" means to load, execute, store or display the Software, for the purpose of operating or maintaining the System Configuration. The term "maintain" means performing diagnostic and testing functions consistent with Customer's obligation to provide first echelon diagnosis under the Software warranty set forth in the Agreement.

      2.2 The following License Fees for the use of Software on the initial System Configuration are set forth in Exhibit A of the Agreement:
             (i) ILF; and (ii) License Fees for specified Optional Features.

      2.3 Changes to System Configuration and/or additional use of existing Software (by Network Elements or subscribers) may require payment of additional License Fees. Examples of changes to System Configuration and/or additional Software uses include, but are not limited to, the following:

             (i)      use of additional Optional Features;

             (ii)     increased capacity of Optional Features;

             (iii)    increased call processing  capacity;

             (vi) expansion of Network Elements (e.g. increase in the number of trunk shelves);

             (vii)    addition of Network Elements.

3.    LIMITATIONS ON USE OF SOFTWARE

      3.1 The Software is Confidential Information of Motorola or its licensors. Customer agrees to keep confidential, in accordance with the terms of the Agreement, and not use, provide or otherwise make available in any form any Software or its contents, or any portion thereof, to any third party.

      3.2 Customer shall not translate, modify, merge, adapt, de-compile, disassemble, or reverse engineer the Software or any portion thereof.



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "F"                                      "F"- 4
August 9, 2000                                                    Equipment Purchase Agreement


      3.3 Customer shall notify Motorola in the event that it has purchased Network Elements from a third party. Motorola shall have the right to audit Customer's System Configuration at any time for the purpose of calculating any additional License Fees which may be due pursuant to Section 2.3. Notwithstanding any Software warranty or other performance requirements included in the Agreement, Motorola shall have no responsibility for the operation of Software on components that have not been originally packaged together by Motorola.

      3.4 Subsequent transfers or sale of Network Elements by Customer may require the transferee or purchaser to obtain a Software license from Motorola, as well as payment of applicable license fees, prior to the use of Software by the transferee or purchaser. Customer shall notify Motorola upon such transfer or sale in order to permit Motorola to grant a Software license to the transferee or purchaser, if appropriate.

4.    RIGHT TO COPY,  PROTECTION AND SECURITY

      4.1 Software provided hereunder may be copied (for back-up purposes only) in whole or in part, in machine-readable form for Customer's internal use only, provided, however, that no more than two (2) printed copies and two (2) machine-readable copies will be in existence at any one time without the prior written consent of Motorola, other than copies resident in the System Configuration.

      4.2 With reference to any copyright notice of Motorola associated with Software, Customer agrees to include the same on all copies it makes in whole or in part. Motorola's copyright notice may appear in any of several forms, including machine-readable form. Use of a copyright notice on the Software does not imply that such has been published or otherwise made generally available to the public.

      4.4 Software and any copy of Software is the sole and exclusive property of Motorola or its licensors and no title or ownership rights to the Software or any of its parts is transferred to Customer.

      4.5 Customer acknowledges that it is the responsibility of Customer to take all reasonable measures to safeguard Software and to prevent its unauthorized use or duplication.

5.    REMEDIES

      Customer acknowledges that violation of the terms of this Exhibit or the Agreement shall cause Motorola irreparable harm for which monetary damages may be inadequate, and Customer agrees that Motorola may seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Motorola's interests.

6.    TERMINATION


       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "F"                                      "F"- 5
August 9, 2000                                                    Equipment Purchase Agreement


      6.1 Any license granted hereunder may be terminated by Customer upon one (1) month's prior written notice.

      6.2 Motorola may revoke any license granted hereunder if Customer is in default of any of the terms and conditions of the Agreement or Exhibits, and such revocation shall be effective if Customer fails to correct such default within ten (10) days after written notice thereof by Motorola.

      6.3 Within one (1) month after termination or revocation of any license, Customer shall furnish to Motorola a document certifying, through its best efforts and to the best of its knowledge, the original and all copies in whole or in part of all Software, in any form, including any copy in an updated work, have been returned to Motorola or destroyed.

7.    LICENSEE RIGHTS

      7.1 Nothing contained herein shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications of Motorola or Motorola's licensors, except where an license may arise by operation of law, and only to the extent that such license is necessary to operate the System.

      7.2 During the term of the license granted pursuant to Section 2 herein and for a period of one year after expiration or termination, Motorola, its licensor(s), or their representatives may, upon prior notice to Customer: (i) inspect the files, computer processors, equipment, facilities and premises of Customer during normal working hours to verify Customer's compliance with this Agreement; and (ii) while conducting the inspection, copy or retain any item that Customer may possess in violation of the license or the Agreement.

      7.3 Customer acknowledges that the provisions of this Exhibit are intended to inure to the benefit of Motorola and its licensors. Customer acknowledges that Motorola or its licensors have the right to enforce these provisions against Customer, whether in Motorola's or its licensor's name.

      7.4 THIRD PARTY COMPUTER PROGRAMS NOT LICENSABLE UNDER THE TERMS OF THIS AGREEMENT, SUCH AS THIRD PARTY COMPUTER PROGRAMS PROVIDED UNDER THE FREE SOFTWARE FOUNDATION'S GENERAL PUBLIC LICENSE, ARE ONLY LICENSED TO THE EXTENT ALLOWED BY THE ORIGINAL LICENSOR.

             PURSUANT TO CUSTOMER'S REQUEST, WITH RESPECT TO COMPUTER PROGRAMS PROVIDED UNDER THE FREE SOFTWARE FOUNDATION'S GENERAL PUBLIC LICENSE ("FREEWARE PROGRAMS"), (i) SUCH FREEWARE PROGRAMS SHALL BE IDENTIFIED BY MOTOROLA, USING




       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International          Exhibit "F"                                      "F"- 6
August 9, 2000                                                    Equipment Purchase Agreement


             COMMERCIALLY REASONABLE BEST EFFORTS AND TO THE BEST OF MOTOROLA'S KNOWLEDGE AND (ii) FOR A PERIOD OF THREE YEARS AFTER RECEIPT OF SUCH FREEWARE PROGRAMS, A FREE COPY OF THE SOURCE CODE OF THE FREEWARE PROGRAMS IN MACHINE-READABLE FORM SHALL BE PROVIDED BY MOTOROLA (ALTHOUGH DISTRIBUTION FEES MAY BE APPLICABLE).

8.    ENTIRE UNDERSTANDING

      Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments, the Agreement and this Exhibit F set forth the entire understanding and obligations regarding use of Software, implied or expressed.



---------------------------
(R)Reg. U.S. Pat. & Tm. Off.






       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "G"                                    "G"-1
August 9, 2000                                                    Equipment Purchase Agreement


                                   EXHIBIT "G"
             TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                                    TRAINING

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "G" and to the other Exhibits to that Agreement. All definitions set forth in this Agreement shall apply hereto. Payment of the fee set forth in the then current iDEN Training Catalog shall evidence incorporation of this Exhibit "G" into the Agreement.

Technical Training is intended for System Operators, Maintenance personnel, Supervisor and Management personnel responsible for operation of an iDEN System who possess the necessary prerequisite knowledge, including but not necessarily limited to knowledge of telephony, digital communications and networking, logic circuitry, Pulse Code Modulation theory, and RF Technology.

1.0     GENERAL

        1.1 The series of sub-component courses presented in the iDEN Training Catalog are primarily intended for delivery at the iDEN Technical Training Center in Schaumburg, IL, using dedicated training equipment and training facilities. Some level 1 courses can be delivered at the Customer premises.

        1.2 The training pricing shown in the iDEN Training Catalog includes all instructional services and student course materials for use by Customer's students. No license is granted for further reproduction or distribution of these Motorola developed training materials provided during the class sessions.

        1.3 All training will be conducted in English and all course material will be in English, unless otherwise agreed by both parties

        1.4 For classes conducted at Motorola facilities in Schaumburg, IL, any and all other expenses incurred by Customer's student attendees, including but not limited to travel, meals, lodging and personal entertainment, are the responsibility of Customer or the attendee.

        1.5 For instructional services, consulting, or classes conducted at a Customer-supplied facility, or for any location other than Motorola facilities in Schaumburg, IL, Customer shall be responsible for the payment of all incidental expenses resulting from the training session. This would include but not be limited to facilities costs such as meeting room costs or equipment rental, plus Customer or attendee food, travel, and lodging expenses. Instructor expenses (food, travel and lodging) will be passed through to the Customer at cost.

        1.6 The courses utilized in support of the iDEN System will, in most cases, be divided between periods of lecture and periods of practical "Hands-On" training. Courses

       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "G"                                    "G"-2
August 9, 2000                                                    Equipment Purchase Agreement


               conducted at Customer location will utilize customer-supplied product, terminals, test equipment and related paraphernalia for the practical "Hands-On" sessions. Motorola reserves the right to subcontract training to authorized Motorola training departments outside of the Network Solutions Sector (NSS), and/or subcontractors of Motorola.

2.0     TECHNICAL TRAINING PLAN DESCRIPTION

        2.1 One of the many initiatives of iDEN technical training is to provide training that will help Customer participants perform their jobs more efficiently. To do this, Motorola's technical training representatives interviewed managers, and more importantly, the technicians and engineers who actually do the work to find out what the Customer's needs are to maintain the iDEN infrastructure.

        2.2    The Technical Training Curriculum is divided into 3 levels.

                   A.  Level 1 is for someone new to the MSO environment

                   B. Level 2 is designed to train individuals how to maintain and troubleshoot the infrastructure.

                   C. Level 3 will teach the technicians and engineers advanced concepts and troubleshooting techniques.

               All equipment maintenance courses will be structured to provide servicing information consistent with the service plan established by Motorola. No component level servicing information is included in this training plan for any Fixed or Subscriber equipment within this System.

3.0     SCHEDULING OF TRAINING

        The training curriculum available in the iDEN Training Catalog will be accompanied by the schedule for all of the classes held in the Motorola Training facility in Schaumburg, IL. Training that can be delivered at the Customer location will be scheduled depending on instructor availability and the acceptance of the proposed quote. These field classes may be subject to change based on resource, equipment, and System availability. To ensure a wider range of available training dates, scheduling requests should be made at least 120 days in advance of the start of the requested delivery date. At the time of Customer's request for scheduling, Motorola will confirm the request and will inform Customer of changes that may have occurred in course length, delivery location, content or source that would materially affect the training session.

4.0     DELIVERABLES FOR TECHNICAL TRAINING AND TECHNICAL TRAINING-RELATED
        PRODUCTS

        The Curriculum list in the iDEN Training Catalog shows the course titles for each of the expected classes in each of the three training levels. The lists of training courses are subject to revision, based on changes in Customer's System hardware and software. In addition, training course title, content, source and desired location is subject to change.


       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "G"                                    "G"-3
August 9, 2000                                                    Equipment Purchase Agreement

        Course Descriptions for each of these training courses are shown in the attached iDEN Training Catalog.

5.0     TECHNICAL TRAINING PREREQUISITES

        Each of the courses or course levels shown in the catalog has one or more prerequisites.

        In general, if a course is to be taken without completing the suggested prerequisites for that particular course, the prerequisite waiver form located in the catalog must be completed and attached to the registration form. The filling out of this waiver form indicates that the specified individual has the equivalent experience, and/or knowledge base, to assimilate the course content without completing the suggested prerequisites. It also indicates that the individual is registering without having taken the prerequisites but is part of the target audience.

6.0     COURSE DESCRIPTIONS

        The course descriptions set forth in Motorola's Training Catalog shall be considered a representative sample of the courses available to Customer. All material in the catalog is subject to change.


---------------------------

(R)Reg. U.S. Pat. & Tm. Off.






       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "H"                                    "H"-1
August 9, 2000                                                    Equipment Purchase Agreement



                                   EXHIBIT "H"
             TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                                  DOCUMENTATION

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the above-referenced Agreement to which this document is Exhibit "H" and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

Motorola commits to provide Customer documents on the subject matter set forth in this Exhibit (the "Documentation"). Motorola shall have sole discretion as to the particular documents and media (printed copy, compact disk, online access, etc.) by which the Documentation is conveyed to Customer.

1.      DOCUMENTATION SUBJECT MATTER

        With respect to the System in general, the following topics are addressed in the Documentation:

        1.1 System Description. This information provides an overview of the operation, hardware (block diagrams), and software (data flow diagrams) that make up the iDEN System.

        1.2 Operation. Description of how to operate the iDEN System, including loading procedures, commands, operational modes, and alarm descriptions.

        1.3 Command Reference. The information in this category serves as a reference guide of the system command line interface commands, including command syntax, parameters, default values and examples. This information may be provided as a separate reference or included in some volumes. In some instances, this information supplements the on-line help and release Documentation that accompanies new software releases.

        1.4 System Administration. The information in this category provides procedures for tasks to be performed by the system administrator.


        1.5 Operator Procedures. The information in this category provides procedures for tasks to be performed by the system operator.

        1.6 Performance Analysis. The information in this category provides details concerning measurement reports and non-proprietary stored data formats generated by the RF subsystem.



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "H"                                    "H"-2
August 9, 2000                                                    Equipment Purchase Agreement


        1.7 System Alarm Message Description. The information in this category serves as an alphabetized reference guide of system alarm messages, including a definition and description of each alarm and event.

        1.8 Glossary of Terms and Acronyms. The information in this category provides an alphabetized listing of terms and acronyms, together with associated definitions.

        1.9 Hardware Installation. The information in this category contains information pertaining to installation of the iDEN System modules and subsystems.

        1.10 Functional Description. The information in this category describes the overall theory, function and operation of various subsystems of the iDEN System.

2.      THIRD PARTY DOCUMENTATION

        At Motorola's option, third-party Documentation may be supplied to support the operation and maintenance of the iDEN System.

3.      CHANGES AND UPDATES

        Motorola agrees to supply Customer updates to the standard Documentation at no additional charge and upon general availability.

4.      DELIVERY

        Motorola shall deliver the Documentation to Customer with the Infrastructure Equipment, Software and other Products, but in no event later than Conditional Acceptance of the System.

5.      COPYRIGHT

        All Motorola-supplied Documentation is copyrighted by Motorola, Inc., except for that Documentation copyrighted by vendors or third parties. No reproduction rights for the Motorola-supplied Documentation are granted by this Exhibit.

6.      ADDITIONAL COPIES

        Copies of product Documentation are provided with the delivery of the iDEN System. Additional copies are available from Motorola at a nominal charge, as requested by the Customer. Copies may be obtained from the Customer's Program Management or directly from the Motorola.



       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "H"                                    "H"-2
August 9, 2000                                                    Equipment Purchase Agreement



7.      LANGUAGE


        Documentation is available from Motorola in English. Other languages may be available for certain documents, or translation may be arranged at the Customer's expense.



---------------------------

(R)Reg. U.S. Pat. & Tm. Off.















       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "K"             Equipment Purchase Agreement
July 28, 2000 D6                                                                         "K"-1

NEXTEL INTERNATIONAL INC. (NH) SMP PRICING SUMMARY - VERSION 5, 3/28/00


[*]




























* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of four consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.





                                  Confidential

Motorola/Nextel International             Price Book                                     "L"-1
August 9, 2000                                                    Equipment Purchase Agreement




                                   EXHIBIT "L"
             TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                     PRICE BOOK, VERSION 3.1, JULY 28, 2000


















       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality Provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of 387 consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International            Exhibit "M"                      "M" -1
August 9, 2000


                                 EXHIBIT "M"
                  TO IDEN(R) INFRASTRUCTURE SUPPLY AGREEMENT

                  LISTING OF "YEAR 2000 COMPLIANT" PRODUCTS

The products delivered under the Agreement are currently fully "Year 2000 Compliant" (Category A) except for the products identified on the equipment list as Category C.

For the third party product identified on the equipment list as Category C, the warranty set forth in Section 8.6 of the Agreement applies only as it relates to the specific functions of that product necessary in the performance of the System provided under this Agreement. If Customer requires Year 2000 information for other uses of these products, Customer must contact directly the third party supplier.


 CATEGORY  SUBYSTEM               DEVICE              MANUFACTURER/       VERSION                SYSTEM RELEASE
 --------  ---------              ------              -------------       -------                --------------
                                                      VENDOR
                                                      ------

    A

    C

    A


    A

    A

    C

    C

    C

                                                               [ * ]
    C

    C


    A


    A

    A

    C

    C

    C


    C

    C

    C

    C





      Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International            Exhibit "M"                      "M"-2
August 9, 2000


     A


     C

     C

     C


     C

     C

     A

                                                               [ * ]
     A

     A

     C


     C



     C

     C


     C




------------------------------
(R)Reg. U.S. Pat. & Tm. Off.





      Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.


* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International             Exhibit "N"                                   "N"-1
August 9, 2000                                                    Equipment Purchase Agreement

                                   EXHIBIT "N"
             TO iDEN(R) INFRASTRUCTURE EQUIPMENT PURCHASE AGREEMENT


                 SUBSCRIBER-BASED ALTERNATIVE IPL FEE STRUCTURE

















       Confidential: Use or disclosure of this document is subject to the restriction in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of four consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Motorola/Nextel International              Price Book                      "O"-1
August 9, 2000


                                   EXHIBIT "O"
              TO iDEN(R) INFRASTRUCTURE EQUIPMENT SUPPLY AGREEMENT


                            SMP PROPOSAL TO CUSTOMER
                              DATED MARCH 14, 2000


















       Confidential: Use or disclosure of this document is subject to the restrictions in the Confidentiality provision.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission consisting of 51 consecutive pages pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                               Agreement Schedule

                iDEN(R) Infrastructure Equipment Supply Agreement

The following is a schedule of omitted information in the attached form of agreement for each of the agreements being filed pursuant to Item 601(a), Instruction 2 of Regulation S-K. The items below correspond to the omitted portions of the agreements in brackets.

A. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Argentina S.R.L. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel Argentina S.R.L.

Item 2 -- Local Address:     Palestina 977, Codigo Postal 1182, Buenos Aires
                             (Capital Federal), Argentina

Item 3 -- Country:           Argentina

Item 4 -- Prior Agreements:  Integrated Dispatch Enhanced Network ("iDEN")
                             Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between McCaw-Argentina, c/o McCaw International, LTD and Motorola and both dated as of May 26, 1997 as heretofore amended,

Item 5 - Signatory:          /s/ Jose Felipe
                             Name: Jose Felipe

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Enrique Barraza

Item 8 - Proposal No.        700.1699




------------------------------
        (R)Registered U.S. Patent & Trademark Office.


* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Gerardo Alfaro
                             Christine Roberts
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt
                             Edsel Aeschliman

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

B. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Telecomunicacoes Ltda. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel Telecomunicacoes Ltda.

Item 2 -- Local Address:     Av. Maria Coelho Aguiar, 215, 7 degrees andar.
                             City of Sao Paulo, State of Sao Paulo
                             Brazil

Item 3 -- Country:           Brazil

Item 4 -- Prior Agreements:  Rio de Janeiro Integrated Dispatch Enhanced Network
                             ("iDEN") Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between McCaw International (Brazil), Ltd. and Motorola and both dated as of May 9, 1997, as heretofore amended, and the Sao Paulo Integrated Dispatch Enhanced Network ("iDEN") Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between McCaw International (Brazil), Ltd. and Motorola and both dated as of March 21, 1997, as heretofore amended,

Item 5 - Signatory:          /s/ Alexis Mozarovski
                             Name: Alexis Mozarovski

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Louis Herrra (cc: Egilson Silveira)

Item 8 - Proposal No.        700.1697




* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Augusto Vianna
                             Christine Roberts
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

C. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel de Mexico, S.A. de C.V. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel de Mexico, S.A. de C.V.

Item 2 -- Local Address:     Comunicaciones Nextel de Mexico, S.A. de C.V., a
                             company with offices at Blvd. Manuel Avila Camacho
                             No. 36, Piso 9, Colonia Lomas de Chapultepec,
                             Mexico 11000, D.F.

Item 3 -- Country:           Mexico

Item 4 -- Prior Agreements:  Integrated Dispatch Enhanced Network ("iDEN")
                             Equipment Purchase Agreement and the Integrated Dispatch Enhanced Network ("iDEN") Installation and Optimization Agreement, both between Corporacion Mobilcom, c/o McCaw International, LTD, and Motorola and both dated as of August 28, 1997, as heretofore amended,

Item 5 - Signatory:          /s/ Peter Foyo
                             Name: Peter Foyo

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Raul Ramirez

Item 8 - Proposal No.        700.1698

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Angel Estevez
                             Gary Houda
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary


* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

D. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel del Peru, S.A. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel del Peru, S.A.

Item 2 -- Local Address:     Los Nardos 1018, piso 7, Lima 27, Peru

Item 3 -- Country:           Peru

Item 4 -- Prior Agreements:  iDEN Infrastructure Equipment Purchase Agreement
                             and the iDEN

                             Infrastructure Installation and Optimization
                             Agreement, both between Valorcom, s.a. and Motorola and both dated as of February 16, 1998, as heretofore amended,

Item 5 - Signatory:          /s/ Miguel Rivera
                             Miguel Rivera

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Harry Thornberry

Item 8 - Proposal No.        700.1700

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Javier Escajadillo
                             John Skowron
                             Mauricio Puliti
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary

E. iDEN Infrastructure Equipment Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Communications Philippines, Inc. executed August 14, 2000.

Item 1 -- Entity Name:       Nextel Communications Philippines, Inc.

Item 2 -- Local Address:     at 18th Floor, Orient Square Building,  Emerald
                             Avenue, Pasig City, Philippines 1605,

Item 3 -- Country:           Philippines

Item 4 -- Prior Agreements:  Integrated Dispatch Enhanced Network ("iDEN")
                             Equipment Purchase Agreement and the Integrated Dispatch Enhanced

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                             Network ("iDEN") Installation and Optimization Agreement, both between Infocom Communications Network Inc. and Motorola and both dated as of March 16, 1996, as heretofore amended,

Item 5 - Signatory:          /s/ Tony Urera
                             Name: Tony Urera

Item 6 - Fax:                [*]

Item 7 - Addressee:          Mr. Rolando Alarcon

Item 8 - Proposal No.        700.1701

Item 9 - Copied to           Bob Suastegui
                             Brian Grewe
                             Igi Miranda
                             Jim Secora
                             Rob Antonio
                             Gerry Lemke
                             Bill Hewitt

Item 10 -                    The pricing information presented is for the
                             Argentina entity only; pricing varies by subsidiary








* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.